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                               UNITED STATIONERS
                              401(K) SAVINGS PLAN










                                RESTATED AS OF
                                 MARCH 1, 1996

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                               TABLE OF CONTENTS

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ARTICLE I
Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II
Definitions and Construction . . . . . . . . . . . . . . . . . . . . . . . .   2
     2.1     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     2.2     Principal Entities. . . . . . . . . . . . . . . . . . . . . . .   2
     2.3     Determination of Benefits . . . . . . . . . . . . . . . . . . .   3
     2.4     Other Definitions . . . . . . . . . . . . . . . . . . . . . . .   7
     2.5     Construction. . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE III
Participation and Service. . . . . . . . . . . . . . . . . . . . . . . . . .   7
     3.1     Participation . . . . . . . . . . . . . . . . . . . . . . . . .   7
     3.2     Service . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     3.3     Participation and Service Upon Reemployment . . . . . . . . . .   8
     3.4     Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     3.5     Controlled Groups . . . . . . . . . . . . . . . . . . . . . . .  10
     3.6     Affiliated Service Groups . . . . . . . . . . . . . . . . . . .  10
     3.7     Leased Employees. . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE IV
Contributions and Forfeitures. . . . . . . . . . . . . . . . . . . . . . . .  10
     4.1     Employer Contributions. . . . . . . . . . . . . . . . . . . . .  10
     4.2     Contributions by Participants . . . . . . . . . . . . . . . . .  11
     4.3     Disposition of Forfeitures. . . . . . . . . . . . . . . . . . .  12
     4.4     Participant Salary Deferral . . . . . . . . . . . . . . . . . .  13
     4.5     Special Rules for Owner-Employees . . . . . . . . . . . . . . .  16

ARTICLE V
Allocations to Participants' Accounts. . . . . . . . . . . . . . . . . . . .  16
     5.1     Individual Accounts . . . . . . . . . . . . . . . . . . . . . .  16
     5.2     Account Adjustments . . . . . . . . . . . . . . . . . . . . . .  17
     5.3     Maximum Additions . . . . . . . . . . . . . . . . . . . . . . .  19
     5.4     Nondiscrimination Requirements. . . . . . . . . . . . . . . . .  20
     5.5     Rollover Contributions. . . . . . . . . . . . . . . . . . . . .  30

ARTICLE VI
Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     6.1     Retirement or Disability. . . . . . . . . . . . . . . . . . . .  31
     6.2     Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     6.3     Termination for Other Reasons . . . . . . . . . . . . . . . . .  31


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     6.4     Payment of Benefits . . . . . . . . . . . . . . . . . . . . . .  32
     6.5     Distribution of Unallocated Employee Contributions and Salary
             Deferral Contributions. . . . . . . . . . . . . . . . . . . . .  39
     6.6     Designation of Beneficiary. . . . . . . . . . . . . . . . . . .  39
     6.7     Optional Direct Transfer of Eligible Rollover Distributions . .  41
     6.8     Loans to Participants . . . . . . . . . . . . . . . . . . . . .  42
     6.9     Cash-Out Procedure. . . . . . . . . . . . . . . . . . . . . . .  43

ARTICLE VII
Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
     7.1     Appointment of Trustee. . . . . . . . . . . . . . . . . . . . .  44
     7.2     Assets of the Trust . . . . . . . . . . . . . . . . . . . . . .  44
     7.3     Earmarked Investments . . . . . . . . . . . . . . . . . . . . .  44
     7.4     Reversion of Employer Contributions . . . . . . . . . . . . . .  45

ARTICLE VIII
Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     8.1     Allocation of Responsibility Among
             Fiduciaries for Plan and Trust Administration . . . . . . . . .  45
     8.2     Appointment of Committee. . . . . . . . . . . . . . . . . . . .  46
     8.3     Claims Procedure. . . . . . . . . . . . . . . . . . . . . . . .  46
     8.4     Records and Reports . . . . . . . . . . . . . . . . . . . . . .  46
     8.5     Other Committee Powers and Duties . . . . . . . . . . . . . . .  46
     8.6     Rules and Decisions . . . . . . . . . . . . . . . . . . . . . .  47
     8.7     Committee Procedures. . . . . . . . . . . . . . . . . . . . . .  47
     8.8     Authorization of Benefit Payments . . . . . . . . . . . . . . .  47
     8.9     Application and Forms for Benefits. . . . . . . . . . . . . . .  47
     8.10    Facility of Payment . . . . . . . . . . . . . . . . . . . . . .  47
     8.11    Indemnification of the Committee. . . . . . . . . . . . . . . .  48

ARTICLE IX
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
     9.1     Nonguarantee of Employment. . . . . . . . . . . . . . . . . . .  48
     9.2     Rights to Trust Assets. . . . . . . . . . . . . . . . . . . . .  48
     9.3     Nonalienation of Benefits . . . . . . . . . . . . . . . . . . .  48
     9.4     Nonforfeitability of Benefits . . . . . . . . . . . . . . . . .  48
     9.5     Discontinuance of Employer Contributions. . . . . . . . . . . .  48

ARTICLE X
Amendments and Action by Employers . . . . . . . . . . . . . . . . . . . . .  49
     10.1    Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . .  49
     10.2    Action by Employers . . . . . . . . . . . . . . . . . . . . . .  49


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ARTICLE XI
Successor Employer and Merger or Consolidation of Plans. . . . . . . . . . .  49
     11.1    Successor Employer. . . . . . . . . . . . . . . . . . . . . . .  49
     11.2    Conditions Applicable to Mergers or Consolidations of Plans . .  49


ARTICLE XII
Plan Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
     12.1    Right to Terminate. . . . . . . . . . . . . . . . . . . . . . .  50
     12.2    Partial Termination . . . . . . . . . . . . . . . . . . . . . .  50
     12.3    Liquidation of the Trust Fund . . . . . . . . . . . . . . . . .  50
     12.4    Manner of Distribution. . . . . . . . . . . . . . . . . . . . .  50

ARTICLE XIII
Plan Adoption. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
     13.1    Adoption Procedure. . . . . . . . . . . . . . . . . . . . . . .  51
     13.2    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     13.3    Withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     13.4    Transferred Assets. . . . . . . . . . . . . . . . . . . . . . .  51

ARTICLE XIV
Top-Heavy Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     14.1    General . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     14.2    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     14.3    Minimum Allocation Requirements . . . . . . . . . . . . . . . .  54
     14.4    Special 415 Limitations . . . . . . . . . . . . . . . . . . . .  55



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                                     PURPOSE

     In order to provide retirement benefits for eligible employees, United Stationers Supply Co. and Utility Stationery Stores, Inc. created the United Stationers Supply Co. Profit Sharing Plan and Trust, which was embodied in a trust agreement executed on January 2, 1939, and amended from time to time thereafter and subsequently renamed as the United Stationers Inc. Profit Sharing PluSavings Plan ("USI Plan").

     Effective June 24, 1992, Stationers Distributing Company, Incorporated was merged into United Stationers Supply Co. Stationers Distributing Company, Incorporated maintained the Stationers Distributing Company, Incorporated Profit Sharing Retirement and Tax Sheltered Savings Plan ("Distributing Plan"). After the merger of Stationers Distributing Company, Incorporated into United Stationers Supply Co., United Stationers Supply Co. deemed it desirable to merge the Distributing Plan into the USI Plan. The USI Plan and the Distributing Plan were merged effective December 31, 1992. The USI Plan was amended and restated effective January 1, 1993, to continue the retirement programs previously maintained by the respective USI Plan and the Distributing Plan prior to their merger.

     Effective March 30, 1995, Associated Stationers, Inc. was merged into United Stationers Inc. ("Company"), the parent corporation of United Stationers Supply Co. Associated Stationers, Inc. previously maintained the Associated Stationers, Inc. Profit Sharing and Savings Plan ("Plan"). The Plan was originally established effective April 1, 1992 by Associated Stationers, Inc. for the benefit of its eligible employees and has been amended from time to time thereafter. After the merger of Associated Stationers, Inc. into United Stationers, Inc. ("Company"), the Company deemed it desirable to merge the USI Plan into this Plan effective March 1, 1996. This Plan is herein amended and restated effective March 1, 1996 ("Effective Date"), and renamed as the United Stationers 401(K) Savings Plan. The Plan, as restated, represents a continuation of the retirement programs previously maintained by the USI Plan and the Plan prior to their merger.

     It is intended that on or about March 1, 1996, the assets of the USI Plan and this Plan will be combined to form the assets of this Plan following the merger. The sum of the participant account balances in the USI Plan and this Plan shall equal the fair market value (determined as of the date of the merger) of the entire plan assets. Immediately after the merger, each participant in this Plan shall have an account balance equal to the account balance the participant had in this Plan or the USI Plan immediately prior to the merger.

     The Plan and the trust established pursuant to the Plan are intended to meet the requirements of sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the Employee Retirement Income Security Act of 1974, as amended.

     The provisions of this Plan shall apply only to a participant who terminates employment on or after the Effective Date. The provisions of this Plan as herein amended and restated shall not be construed to alter in any way the rights of any former participant (or any former participant's beneficiaries) who has retired or died, or who has terminated employment before the Effective Date. A former participant's eligibility for benefits, and the amount of benefits, if any, payable to or on behalf of a former participant shall be determined in accordance with the provisions of the respective plan in effect on the date the participant's employment terminated.

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                          DEFINITIONS AND CONSTRUCTION

DEFINITIONS: Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth in this Article, unless the context clearly indicates to the contrary.

PRINCIPAL ENTITIES:

     (a) BENEFICIARY: A person or persons designated by a Participant in accordance with the provisions of Section 6.6 DESIGNATION OF BENEFICIARY to receive any death benefit which shall be payable under the Plan.

     (b) COMMITTEE: The persons appointed pursuant to Article VIII ADMINISTRATION to administer the Plan in accordance with said Article.

     (c) COMPANY: United Stationers Inc., a Delaware corporation, with its principal place of business in Des Plaines, Illinois, or its successor or successors.

     (d) DISTRIBUTING PLAN: The Stationers Distributing, Incorporated Profit Sharing Retirement and Tax Sheltered Savings Plan prior to its merger into the USI Plan on June 24, 1992.

     (e) EMPLOYEE: Any person who is receiving remuneration on a salary or commission basis for personal services rendered to the Employers (or who would be receiving such remuneration except for an Authorized Leave of Absence). Notwithstanding anything herein to the contrary, no leased employee within the meaning of section 414(n) of the Code with respect to any Employer shall be considered an Employee.

     (f) EMPLOYERS: The Company and such subsidiary or affiliated corporations of the Company, including, without limitation, United Stationers Supply Co., which adopt the Plan with the Company's consent.

     (g) FIDUCIARIES: The Employers, the Committee and the Trustee but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in Section 8.1 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION.

     (h) FORMER PARTICIPANT: A Participant whose employment with the Employers has terminated but who has a vested Account balance under the Plan which has not been paid in full, and therefore, is continuing to participate in the allocation of Trust Fund Income.

     (i) PARTICIPANT: An Employee participating in the Plan in accordance with the provisions of Section 3.1 PARTICIPATION.

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     (j)  PLAN:  UNITED STATIONERS INC.  401(K) SAVINGS PLAN, the Plan set forth herein, as amended from time to time, formerly known as the Associated Stationers, Inc. Profit Sharing and Savings Plan, prior to this amendment and restatement of the Plan.

     (k) TRUST (OR TRUST FUND): The fund, maintained in accordance with the terms of the trust agreement entered into between the Company and the Trustee, as from time to time amended, which constitutes a part of this Plan.

     TRUSTEE: The corporation or individuals appointed by the Board of Directors to administer the Trust.

     (m) USI PLAN: The United Stationers Inc. Profit Sharing Plus Savings Plan prior to its merger into this Plan on the Effective Date.

DETERMINATION OF BENEFITS:

     (a) ACCOUNT(S): The separate account or accounts which are maintained for each Participant.

     (b)  ADDITIONS:  With respect to each Limitation Year, defined at Section
          5.3 MAXIMUM ADDITIONS, the total of the Employer Contributions and forfeitures allocated to a Participant's Employer Contribution Account, Basic Employer Contribution Account and Matching Employer Contribution Account determined without regard to rollover contributions and direct transfer contributions, if any, the Employee Contributions which are allocated to the Participant's Employee Contribution Account, and the Salary Deferral Contributions which are allocated to the Participant's Salary Deferral Contribution Account, but excluding Salary Deferral Contributions attributable to Excess Deferrals, as defined in Section 5.4(a)(v), which are distributed no later than the first April 15 following the close of the Participant's taxable year, and including amounts allocated to an individual medical account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer.

     (c) AUTHORIZED LEAVE OF ABSENCE: Any absence authorized in writing by an Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Employee returns or retires within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the absence is caused

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          by war or other emergency, or provided that the Employee is required to serve under the laws of conscription in time of peace, and further provided that the Employee returns to employment with the Employers within the period provided by law.

     (d) BASE CONTRIBUTION RATE: The rate at which Basic Contributions and Additional Pro-rata Contributions are allocated to Participant Accounts for the Year with respect to Compensation at or below the Integration Level.

     (e) BASIC EMPLOYER CONTRIBUTIONS: Contributions of the Employers as described in Section 5.2(b)(i).

     (f) BASIC EMPLOYER CONTRIBUTION ACCOUNT: The separate account which shall be maintained by the Committee for each Participant to reflect the aggregate of all Basic Employer Contributions made on behalf of such Participant under this Plan on or after the Effective Date and the Participants' Qualified Nonelective Contribution Account and Qualified Matching Contribution Account balances under this Plan or the Participant's Post-1986 Basic Employer Contribution Account balance under the USI Plan immediately prior to the Effective Date, together with any earnings and losses thereon.

     (g) COMPENSATION: Total gross pay less compensation attributable to the following items: relocation allowances, imputed life insurance, awards and prizes, non-qualified stock options, referral awards, other pay classified under special pay number 21 as of the date hereof, car loans, officer perks, disability non-taxable (year end), severance pay, car allowances, and relocation-interest and taxes gross-up.

          The annual Compensation of each Participant taken into account under the Plan for any Plan Year shall not exceed $150,000, as adjusted for changes in the cost of living as provided in section 401(a)(17) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted annual Compensation Limit as defined in section 401(a)(17) of the Code is exceeded, the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined prior to the application of this limitation.

     (h) DISABILITY: A physical or mental condition which, in the judgment of the Committee, based upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents an Employee from satisfactorily performing the Employee's usual duties for the Employers or the duties of such other position or job which the Employers make available to the Employee and for which such Employee is

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          qualified by reason of training, education or experience.

     (i) DISTRIBUTING PLAN ACCOUNT: The separate account which shall be maintained by the Committee for a Participant to reflect the monetary value of the Participant's individual interest in the Trust attributable to Elective Deferrals, Matching Company Contributions and Optional Company Contributions made to the Distributing Plan on the Participant's behalf, and any earnings or losses thereon.

     (j) DISTRIBUTING SALARY DEFERRAL CONTRIBUTION SUBACCOUNT: The separate subaccount which shall be maintained by the Committee for a Participant to reflect the monetary value of the Participant's individual interest in the Trust attributable to Elective Deferrals made to the Distributing Plan on the Participant's behalf, and any earnings or losses thereon.

     (k) EMPLOYEE CONTRIBUTIONS: Contributions by the Participant as described in Section 4.2 CONTRIBUTIONS BY PARTICIPANTS.

     (l) EMPLOYEE CONTRIBUTION ACCOUNT: The separate account which shall be maintained by the Committee for each Participant who elects to make Employee Contributions pursuant to Section 4.2 CONTRIBUTIONS BY PARTICIPANTS or Rollover Contributions pursuant to Section 5.5 ROLLOVER CONTRIBUTIONS or who had an Employee Contribution Account Balance under the USI Plan or an After-Tax Deposit Account or a Rollover Deposit Account balance under this Plan immediately prior to the Effective Date, to reflect the aggregate of such Participant's Employee Contributions under this Plan on or after the Effective Date and the Participant's After-Tax Deposit Account and Rollover Deposit Account Balance under this Plan or the Participant's Employee Contribution Account balance under the USI Plan immediately prior to the Effective Date, together with any earnings and losses thereon. A separate account may be maintained for Employee Contributions made under the USI Plan on or before January 1, 1987.

     (m)  EMPLOYER CONTRIBUTIONS:  Contributions of the Employer as described in
          Section 4.1 EMPLOYEE CONTRIBUTIONS.

     (n) EMPLOYER CONTRIBUTION ACCOUNT: The separate account which shall be maintained by the Committee for each Participant to reflect the aggregate of all Employer Contributions other than Basic Employer Contributions and Matching Employer Contributions made on behalf of such Participant on or after the Effective Date and the Participant's Company Basic Deposit Account balance under this Plan or Employer Contribution Account balance under the USI Plan immediately prior to the Effective Date, together with any earnings and losses thereon.

     (o) EXCESS COMPENSATION: The portion, if any, of a Participant's Compensation that exceeds eighty-five percent (85%) of the Taxable Wage Base (sometimes referred to herein as

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          the "Integration Level").

     (p) FORFEITURE: The portion of a Participant's Employer Contribution Account and Matching Employer Contribution Account which is forfeited because of termination of employment before full vesting.

     (q) INCOME: The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund as of any date, assets shall be valued on the basis of their then fair market value.

     (r) INTEGRATION RATE: The greater of 5.4% or the percentage equal to the portion of the rate of tax under section 3111(a) of the Code attributable to old age insurance applicable as of the first day of the Year multiplied by the fraction 5.4/5.7.

     (s) MATCHING EMPLOYER CONTRIBUTIONS: Employer Contributions which match (at percentages to be determined by the Employers) all or a portion of the Salary Deferral Contributions made.

     (t) MATCHING EMPLOYER CONTRIBUTION ACCOUNT: The separate account which shall be maintained by the Committee for each Participant to reflect the aggregate of all Matching Employer Contributions made on behalf of such Participant under this Plan on or after the Effective Date and the Participant's Company Matching Employer Contribution Account balance under the USI Plan or Company Matching Deposit Account balance under this Plan immediately prior to the Effective Date together with any earnings and losses thereon.

     (u)  NORMAL RETIREMENT AGE:  Age sixty-five (65).

     PARTICIPATION: The period commencing as of the date the Employee became a Participant and ending on the date employment with the Employers terminated, except that, with respect to a Former Participant, limited Participation in the Trust Fund Income continues until the Former Participant's vested Account balance is distributed.

     (w) PRE-1987 EMPLOYEE CONTRIBUTION ACCOUNT: The separate account maintained to reflect Employee Contributions made under the USI Plan prior to January 1, 1987.

     (x) SALARY DEFERRAL CONTRIBUTIONS: Contributions described in Section 4.4 PARTICIPANT SALARY DEFERRAL.

     (y) SALARY DEFERRAL CONTRIBUTION ACCOUNT: The separate account which shall be maintained

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          by the Committee for each Participant to reflect all Salary
          Deferral Contributions made on behalf of such Participant under this Plan on or after the Effective Date and the Participant's Before-Tax Deposit Account balance under this Plan or the Participant's Salary Deferral Contribution Account balance under the USI Plan immediately prior to the Effective Date, together with any earnings and losses thereon.

     (z) SERVICE: A Participant's period of employment with the Employers determined in accordance with Section 3.2 SERVICE.

     (aa) TAXABLE WAGE BASE: The maximum amount of earnings for a Participant which may as of the first day of the Year be considered wages for any Year under section 3121(a)(1) of the Code.

OTHER DEFINITIONS:

     (a) ALLOCATION DATE: December 31 of each year and such other dates as may be established by the Company.

     (b) CONTRIBUTION DATE: Such dates as selected by the Company for the making of contributions accrued under the Plan which are within a reasonable time following the fifteenth (15th) and last day of each month of the Year and any such other date or dates as shall be determined by the Board of Directors of the Company.
EFFECTIVE DATE: The merger of the Plan with the USI Plan and the provisions of this amended and restated Plan are effective on March 1, 1996.


     (d) ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

     (e) VALUATION DATE: Each day of the Year or such other date or dates as may be established by the Company to assure proper administration of the Plan. In no event shall there be less than one (1) Valuation Date within any twelve (12) consecutive month period. The Company may direct a special Valuation Date in order to avoid prejudice either to continuing Participants or to terminating Participants. Such special Valuation Date shall be deemed equivalent to a regular Valuation Date. Adjustments hereunder shall apply uniformly to all accounts hereunder.

     YEAR: The twelve (12) month period commencing on January 1 and ending on December 31.

II.5 CONSTRUCTION: The singular, where appearing in the Plan, may include the plural, and the masculine gender shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Any headings used herein are included for ease of reference only, and

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     are not to be construed so as to alter any term of the Plan.

                            PARTICIPATION AND SERVICE

PARTICIPATION: Each Employee who was a Participant in the Plan or the USI Plan on February 29, 1996, shall continue to participate in the Plan on March 1, 1996. Each other Employee shall become a Participant on the first day of the month after the Employee has completed a consecutive six (6) month period of employment with the Employers. Notwithstanding the foregoing provisions of this Section, any Employee who is a member of a unit of Employees which is covered by a collective bargaining agreement to which an Employer is a party, shall not be a Participant unless such bargaining agreement provides for such unit's participation; and any otherwise eligible Employee or participant in a unit of Employees which is not covered by a collective bargaining agreement to which an Employer is a party, but which subsequently becomes so covered, shall continue to be eligible to participate hereunder until and unless such unit is excluded from Participation pursuant to collective bargaining. If a Participant ceases to be eligible to participate in the Plan for any reason the Participant shall not be eligible to share in any Employer Contributions made as of any date after the Participant's eligibility ceases, but for all other purposes the Participant's Accounts shall be held, administered and distributed as provided in the Plan. After a termination of employment, a rehired Employee's subsequent Participation in the Plan shall be subject to the provisions of Section 3.3 PARTICIPATION AND SERVICE UPON REEMPLOYMENT.

SERVICE: A Participant's eligibility for benefits under the Plan shall be determined by the Participant's period of Service. Subject to the reemployment provisions of Section 3.3 PARTICIPATION AND SERVICE UPON REEMPLOYMENT, a Participant's last period of continuous employment with the Employers shall be recognized as Service hereunder. Service shall be deemed to include years and fractional years of employment. Periods of temporary illness or disability and Authorized Leaves of Absence shall not be deemed as breaking continuity of employment and shall be counted as periods of Service. Notwithstanding the foregoing, in the case of an Employee who is absent from employment for maternity or paternity reasons, an absence during the twelve (12) month consecutive period beginning on the first anniversary of the first date of such absence shall not constitute a break in employment for purposes of determining the Employee's Service.
     For this purpose, an absence from employment for maternity or paternity reasons, means an absence (a) by reason of the pregnancy of the Employee,
     (b) by reason of the birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. Anything herein to the contrary notwithstanding, during the continuance of any Authorized Leaves of Absence or periods of temporary illness or disability the Employee's interest in the Trust shall nevertheless be held for the Employee's benefit and the Employee shall continue as a Participant in the Plan as if the Employee were in the active employment of the Employer and Employer Contributions shall be allocated to the Accounts of such Participant.

III.2
PARTICIPATION AND SERVICE UPON REEMPLOYMENT: Except for the continuing participation in Trust Fund Income of a Former Participant, Participation in the Plan shall cease upon termination of employment with the Employers. Termination of employment may have resulted from retirement, death, voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Employers or to retire by the date on which an Authorized Leave of Absence expired.

     Upon reemployment of any person who had previously been employed by the Employers the following rules shall apply in determining Participation in the Plan and Service under Section 3.2 SERVICE:

     (a) REEMPLOYMENT WITHIN ONE (1) YEAR: If an Employee is rehired within the one (1) year period following the date of the Employee's termination of employment, the Employee shall participate in the Plan as of the first day of the month following the date of reemployment or, if later, the date the Employee would have initially participated in the Plan under the provisions of Section 3.1 PARTICIPATION had the Employee not terminated employment. Reemployment within such one (1) year period shall result in no break in employment and the period after the Employee's termination of employment shall be counted as a period of Service. In addition, if such Employee was a Participant during the Employee's prior period of employment, the Employee may also be entitled to a beginning Employer Contribution Account as provided in Section 4.3 DISPOSITION OF FORFEITURES.

     (b) REEMPLOYMENT AFTER ONE (1) YEAR: If an Employee is rehired more than one (1) year after the Employee's termination of employment, the Employee shall participate in the Plan as of the date the Employee meets the eligibility requirements for Participation under the provisions of Section 3.1 PARTICIPATION.

     If the reemployed Employee was a Participant in the Plan when the Employee's prior period of employment terminated, any Service attributable to the Employee's prior period of employment shall be reinstated as of the date of the Employee's reparticipation. If the reemployed Employee was not a Participant in the Plan during the Employee's prior period of employment, any Service attributable to the Employee's prior period of employment shall be cancelled and the Employee shall receive no Service credit for the period of termination of employment as of the date that the length of the Employee's period of employment equalled the greater of five (5) consecutive years of breaks in employment or the length of the Employee's prior period of employment.

TRANSFERS:

     (a) A Participant shall receive Service for employment by an Employer, whether or not such employment provided eligibility for inclusion in the Plan, or by any corporation which is a member of the controlled group of corporations of which the Employer is a part or by any trades or businesses (whether or not incorporated) which are under common control (as provided in sections 414(b), (c) or (o) of the Code) or constitute an affiliated service group (as defined in Section 414(m) of the Code). Notwithstanding the previous sentence, all such employment shall be determined in accordance with the reemployment provisions of Section 3.3 PARTICIPATION AND SERVICE UPON REEMPLOYMENT.

(a)
     (b) If a Participant is transferred to employment with a member of the controlled group of which the Employer is a part to a position which is not eligible for participation in the Plan, the Participant's Participation under the Plan shall be suspended, provided, however, that during the period of employment in such ineligible position: (i) subject to the reemployment provisions of Section 3.3 PARTICIPATION AND SERVICE UPON REEMPLOYMENT, Service for vesting purposes shall continue to accrue, (ii) the Participant's Employer Contribution Account, Basic Employer Contribution Account and Matching Employer Contribution Account shall receive no Employer Contributions under Sections 5.2(b), (iii) the Participant shall continue to participate in Income allocations pursuant to Section 5.2(a) and (iv) the provisions of Article VI BENEFITS shall continue to apply.

     (c)  In the event of transfer as described in the foregoing subparagraph
          (b) to eligible employment by an Employer without a break in employment, the prior period of employment shall be recognized in determining eligibility to participate in the Plan in accordance with
          Section 3.1  PARTICIPATION.

     (d)  Transfer between Employers shall not interrupt Service under the Plan.

CONTROLLED GROUPS: For the purposes of determining Service for eligibility, vesting and compliance with certain top-heavy rules, all employees of all corporations which are members of a controlled group of corporations (as defined in section 414(b) of the Code) and all employees of all trades or businesses (whether or not incorporated) which are under common control (as defined in section 414(c) of the Code) and all employees of any other entity required to be aggregated pursuant to regulations under section 414(o) of the Code will be treated as employed by a single employer.

AFFILIATED SERVICE GROUPS: For the purpose of determining Service for eligibility, vesting and compliance with certain top-heavy rules, all employees of all members of an affiliated service group (as defined in section 414(m) of the Code) will be treated as employed by a single employer.

LEASED EMPLOYEES: For the purpose of determining Service for eligibility, vesting, and compliance with certain top-heavy rules, all leased employees (as defined in section 414(n) of the Code) providing services to the Employers will be treated as employed by the Employers. A leased employee will not be treated as employed by the Employers under this
     Section if leased employees constitute less than twenty percent (20%) of the Employers' non-highly compensated work force within the meaning of section 414(n)(5)(C)(ii) of the Code, and the leased employee is covered by a plan described in section 414(n)(5) of the Code.


                          CONTRIBUTIONS AND FORFEITURES

EMPLOYER CONTRIBUTIONS: The Employers may make a contribution to the Plan for each contribution period in an amount equal to the sum of the "Basic Contribution", "Excess Contribution", "Additional Pro-rata Contribution", and "Matching Employer Contribution" as herein defined. For each contribution period the Board of Directors of the Company may determine an amount that may be contributed to the Plan to be allocated to the Accounts of Participants on the basis of total Compensation for the contribution period and pursuant to subsection 5.2(b)(i) (the "Basic Contribution") and pursuant to subsection 5.2(b)(iii) (the "Additional Pro-rata Contribution") and an amount that may be contributed to the Plan to be allocated to the Accounts of Participants on the basis of Excess Compensation for the contribution period pursuant to subsection 5.2(b)(ii) (the "Excess Contribution"); provided, however, that the Employers' Excess Contributions for a Year shall not exceed the lesser of the Integration Rate or Base Contribution Rate times all eligible Participants' Excess Compensation during the Year. In addition, for each contribution period the Board of Directors of the Company may determine an amount that may be contributed to the Plan as Matching Employer Contributions. The amount, if any, contributed as Matching Employer Contributions shall equal a percentage, determined by the Board of Directors of the Company, of all or a portion, determined by the Board of Directors of the Company, of Salary Deferral Contributions made during the contribution period. All Salary Deferral Contributions for a Year shall be paid to the Trustee in no event later than the earlier of (a) ninety (90) days following the date of the salary deferral with respect to which the Salary Deferral Contribution is made or
     (b) not later than the time prescribed by law for the filing of a Federal income tax return, including any extensions which have been granted for such filing. All other contributions of the Employers for a Year shall be paid to the Trustee, and payment shall be made not later than the time prescribed by law for the filing of a Federal income tax return, including any extensions which have been granted for such filing.

CONTRIBUTIONS BY PARTICIPANTS:

     (a) Each Participant may elect to contribute to the Trust Fund in each Year while a Participant an amount equal to between one percent (1%) and ten percent (10%) of the Participant's Compensation. A Participant may commence or resume making Employee Contributions by filing a written notice with the Committee at least thirty (30) days prior to the date such Employee Contributions are to commence or resume. In addition, a Participant may contribute in any Year an amount which, together with all other Employee Contributions made by that Participant in prior Years, will cause the

          Participant's total Employee Contributions not to exceed ten percent (10%) of the Compensation received by the Participant for all Years that the Participant has been a Participant in the Plan. All Employee Contributions are subject to the continuing approval of the Committee and may be revoked or suspended at any time if the Company determines that such revocation or suspension is necessary to ensure that (a) a Participant's Annual Additions for any Year will not exceed the limitations of Section 5.3 MAXIMUM ADDITIONS or (b) violate the nondiscrimination tests of Section 401(m) of the Code. Any revocation or suspension of Employee Contributions made by an Employer pursuant to this subsection in order to ensure compliance with the nondiscrimination tests of Section 401(m) of the Code shall be made pursuant to the provisions of Section 5.4 NONDISCRIMINATION REQUIREMENTS.
(a)
     (b)  A Participant who elects to contribute may make voluntary Employee
          Contributions:

               (i) by payroll deductions. The Employer shall deduct each Participant's Employee Contribution, in integral percentages, from the Participant's Compensation for each pay period as authorized by the Participant in writing on a form approved by the Employer; or

               (ii) by a series of quarterly cash payments as specified by the
                    Participant in writing on a form approved by the Employer;
                    or

               (iii)     by an annual lump-sum contribution in each Year while a
                    Participant. A lump-sum contribution shall be made in cash as specified by the Participant in writing on a form approved by the Employer.

As soon as practicable, the Employer shall pay the amounts received to the Trustee to be held and administered in trust pursuant to the Trust.

     (c) The Employer shall direct the Committee to establish and maintain an Employee Contribution Account in the name of each Participant who elects to make Employee Contributions.

     (d) A Participant may change the amount or percentage of the Participant's Employee Contributions with respect to any future Employee Contributions by filing another authorization form with the Committee to be effective on the first day of any subsequent month.

     (e) A Participant may elect to discontinue Employee Contributions as of any pay period during the Year. Such notification must be submitted to the Committee, in a form approved by the Employer, prior to the date upon which the payroll preparation commences for the pay period. In the event of such a discontinuance, a Participant may resume making Employee Contributions as of the first day of any subsequent month by filing written notice with the Committee.

     (f) A Participant may elect in writing to withdraw the entire value of the Participant's Employee Contribution Account, or any portion of the Participant's Employee Contribution Account but not less than five hundred dollars ($500). Such request must be submitted at least ninety (90) days prior to the Valuation Date immediately preceding the withdrawal and must be in a form approved by the Employer. In the event of such withdrawal, the Participant shall not be allowed to make any Employee Contributions until the first day of any subsequent month after the Participant has filed a written notice with the Committee and at least thirty (30) days has elapsed since the date of withdrawal. The value of the Employee Contribution Account for purposes of this subsection (f), shall be determined as of the Valuation Date immediately preceding the date of the withdrawal.

DISPOSITION OF FORFEITURES:  Upon termination of employment, a Participant's
     Forfeiture, if any, shall be utilized as provided in Section 5.2(c) as of the Contribution Date following the date of the Participant's termination of employment. If the Participant returns to the employ of an Employer before five (5) consecutive one (1) year periods of absence, the Participant shall have the right to repay the entire amount distributed to the Participant upon the Participant's return to the employ of an Employer, provided such repayment is prior to the earlier of the Participant's incurring five (5) consecutive one (1) year periods of absence or five (5) years after the date of such Participant's reemployment.

     Upon such repayment, the amount of the Forfeiture shall be reinstated in full, unadjusted by any gains or losses, in the Participant's new Employer Contribution Account. Such restoration shall be made out of the current year's Forfeitures and, if they are insufficient, out of the Employer Contributions and, if they are insufficient, out of the current Year's earnings.

PARTICIPANT SALARY DEFERRAL:

     (a) A Participant may, pursuant to a uniform and nondiscriminatory procedure established by the Committee, elect to enter into a written salary deferral agreement with the Employer. The terms of any such salary deferral agreement shall provide that the Participant agrees to accept a deferral in salary from the Employer equal to a stated percentage or amount of the Participant's Compensation not to exceed sixteen percent (16%) of such Compensation. In consideration of such agreement, the Employer will make a Salary Deferral Contribution to the Participant's Salary Deferral Contribution Account on behalf of the Participant for such Year in an amount equal to the total amount by which the Participant's salary from the Employer was deferred during the Year pursuant to the salary deferral agreement.

     (b) Amounts credited to a Participant's Salary Deferral Contribution Account shall be one hundred percent (100%) vested and nonforfeitable at all times.

     (c) Further, salary deferral agreements shall be governed by the following provisions:

               (i) An Employer may amend or revoke its salary deferral agreement with any Participant at any time, if the Company determines that such revocation or amendment is necessary to ensure that (A) a Participant's Annual Additions for any Year will not exceed the limitations of Section 5.3 MAXIMUM ADDITIONS, (B) the nondiscrimination tests of section 401(k) of the Code are met for such Year, or (C) no more than seven thousand dollars ($7,000), as adjusted by the Secretary of Treasury, is deferred by any individual for the individual's taxable year. Any amendment or revocation of salary deferral agreements made by the Employers pursuant to this subsection in order to ensure compliance with the nondiscrimination tests of section 401(k) of the Code shall be made pursuant to the provisions of Section 5.4 NONDISCRIMINATION REQUIREMENTS.

               (ii) Except as provided in the salary deferral agreement itself, a salary deferral agreement applicable to any given Year, once made, may be revoked or amended prospectively by the Participant in accordance with uniform and nondiscriminatory procedures established by the Committee.

     Withdrawals from the Participant's Salary Deferral Contribution Account or
          Distributing Salary Deferral Contribution Subaccount shall be governed by the following rules:

               (i) No amounts may be withdrawn by a Participant from the Participant's Salary Deferral Contribution Account or Distributing Salary Deferral Contribution Subaccount prior to termination of employment with the Employers, unless the Participant has either attained age fifty-nine and one-half (59-1/2) or is able to demonstrate financial hardship. Pursuant to uniform and nondiscriminatory procedures established by the Committee, a Participant who has either attained age fifty-nine and one-half (59-1/2) or is able to demonstrate financial hardship may elect to withdraw up to an amount not less than five hundred ($500.00) and not more than the aggregate of the Salary Deferral Contributions under this Plan, the Elective Deferral under the Distributing Plan and the Before-Tax Deposits under the Plan prior to June 24, 1992 and the Salary Deferral Contributions under the USI Plan prior to the Effective Date made by the Participant, less the aggregate of such amounts previously withdrawn by the Participant. A Participant's withdrawal request will require the consent of the Committee.
                    Committee consent for withdrawal because of financial hardship shall be given only if, under uniform and nondiscriminatory procedures, the Committee determines that the requirements of subparagraph (ii) are met. In determining whether the requirements of subparagraph (ii) are met, the Committee may rely upon the Participant's written representations if such reliance is reasonable. Any request for withdrawal pursuant to this subparagraph (i) shall be made to the Committee in writing. Any Participant who makes or has made withdrawals from the Participant's Salary Deferral Contribution Account or Distributing Salary Deferral Contribution Subaccount shall continue as a Participant in the Plan but will not be allowed to have Salary Deferral Contributions made on the Participant's behalf for twelve (12) months from the date of withdrawal.

               (ii) For the purposes of subparagraph (i) of this subsection (d), a withdrawal is on account of financial hardship if the withdrawal is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy the immediate and heavy financial need.

                    (A) A withdrawal is deemed made on account of an immediate and heavy financial need of the Participant if the withdrawal is on account of:

                         (1) Medical expenses described in section 213(d) of the Code incurred by or necessary for the Participant, the Participant's spouse, or any dependents of the Participant;

                         Purchase (excluding mortgage payments) of a principal
                              residence for the Participant;

                         (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant or the Participant's spouse, children, or dependents; or

                         (4)  Payments to prevent the eviction of the
                              Participant from the Participant's principal residence or the foreclosure on the mortgage of the Participant's principal residence.

                    (B) A withdrawal is deemed necessary to satisfy an immediate and heavy financial need if all of the following requirements are met:

                         (1) The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution);

                         (2) The Participant has obtained all distributions, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employers;

                         (3) The Plan and all other plans of the Employers will not permit any Salary Deferral Contributions or Employee Contributions on behalf of the Participant for twelve (12) months after receipt of the withdrawal by the Participant; and

                         (4) The Plan and all other plans of the Employers will not permit any Salary Deferral Contributions for the Participant's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit under section 402(g) for such next taxable year less the amount of such Participant's Salary Deferral Contributions for the taxable year of the withdrawal.

SPECIAL RULES FOR OWNER-EMPLOYEES:

     (a) Where the Plan provides contributions for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan or plans established for the other trades or businesses must satisfy sections 401(a) and 401(d) of the Code for employees of this and all other controlled trades or businesses.

     (b) Where the Plan provides contributions for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and 401(d) of the Code, and which provides contributions or benefits not less favorable than those provided to Owner-Employees under this Plan.

     (c) For purposes of this Section 4.5, one or more Owner-Employees will be considered to control a trade or business if one or more Owner-Employees (i) own the entire interest in an unincorporated trade or business, or (ii) own more than fifty percent (50%) of either the capital interest or the profits interest in a partnership. For purposes of the preceding sentence, one or more Owner-Employees shall be treated as owning an interest in a partnership which is owned, directly or indirectly, by a partnership which one or more such Owner-Employees are considered to control for purposes of this subsection
          (c).

                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

INDIVIDUAL ACCOUNTS: The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant, Former Participant, and Beneficiary. Such records shall be in the form of individual Accounts, and credits and charges shall be made to such Accounts in the manner herein described. A Participant shall have as many as seven
     (7) separate Accounts, an Employer Contribution Account, a Basic Employer Contribution Account, an Employee Contribution Account, an Employee Contribution Account for Pre-1987 Employee Contributions, a Salary Deferral Contribution Account, a Matching Employer Contribution Account and a Distributing Plan Account. The amount, if any, in a Participant's Employee Contribution Account, Basic Employer Contribution Account, Salary Deferral Contribution Account and Distributing Plan Account shall be one hundred percent (100%) vested and nonforfeitable at all times. The maintenance of individual Accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each Account shall not be required. Distributions made from an Account shall be charged to the Account as of the date paid.

ACCOUNT ADJUSTMENTS:  The Accounts of Participants, Former Participants and
     Beneficiaries shall be adjusted in accordance with the following:

     (a) INCOME: As of each Valuation Date, the Income of the Trust Fund since the last Valuation Date shall be allocated among the Accounts of Participants, Former Participants and Beneficiaries by adjusting the stated value of each Account to reflect its actual value as of the current Valuation Date. The Company shall establish a reasonable accounting method which shall carry out the intent of the preceding sentence.

          As of each Valuation Date, the Trustee shall value the Trust Fund excluding earmarked investments. The Trustee shall determine the fair market value of assets of the Trust in compliance with this Section and the principles of Section 3(26) of ERISA and regulations issued pursuant thereto. Earmarked investments shall be valued separately, at the same time and by the same method as hereinabove provided. All gains and losses on investments earmarked to a Participant's Account shall be credited to that Account.

          The value of an Account for all purposes of the Plan shall be its value as last determined under this Section on or before the date in question, increased by contributions thereafter credited to the Account and decreased by amounts thereafter withdrawn or distributed from the Account.

     (b) EMPLOYER CONTRIBUTIONS: As of each Allocation Date, the Employer Contributions for the contribution period shall be allocated among those Participants who were in the employ of an Employer on the Allocation Date (or if necessary for the Plan to meet the requirements of Section 410(b) of the Code, such Participants with the highest number of Hours of Service with the number of Participants as required to meet the requirements of Section 410(b) of the Code, whether or not such Participants are employed as of the Allocation Date) (hereinafter referred to as "eligible Participant"). Such allocation shall be made in accordance with the following:

               (i) BASIC ALLOCATION: First, each Employer's Basic Contribution for the contribution period, if any, shall be allocated to the Basic Employer Contribution Accounts of all eligible Participants who were employed by such Employer according to the ratio that each eligible Participant's Compensation for the contribution period bears to the total Compensation of all eligible Participants during the contribution period.

               (ii) EXCESS ALLOCATION:  Second, each Employer's Excess
                    Contribution for the contribution period, if any, shall be allocated to the Employer Contribution Accounts of all eligible Participants who were employed by such Employer and who earned Excess Compensation. Such allocation shall be made on a pro-rata basis according to the ratio that each eligible Participant's Excess Compensation bears to the total Excess Compensation for the contribution period of all eligible Participants during the contribution period. However, the portion of the Employer Contributions to be allocated pursuant to the subparagraph shall not exceed the Integration Rate times all eligible Participants' Excess Compensation during the Year. If, after the above allocations are made, the rate at which such allocation of Employer Contributions is made with respect to each Participant's Excess Compensation exceeds the Base Contribution Rate, Employer Contributions to be allocated pursuant to this subparagraph shall be reduced (and, at the Employers' election, the Base Contribution under subparagraph (i) above or the Additional Pro-rata Contribution under subparagraph (iii) below shall be increased) until the rate of allocation under this subparagraph equals the Base Contribution Rate.

(ii) V(x) ADDITIONAL PRO-RATA ALLOCATION: Third, each Employer's Additional Pro-rata Contribution for the contribution period, if any, shall be allocated to the Employer Contribution Accounts of all eligible

                    Participants who were employed by such Employer according to the ratio that each eligible Participant's
                    Compensation for the contribution period bears to the total Compensation of all eligible Participants during the contribution period.

(ii)                V(xi)     MATCHING EMPLOYER ALLOCATION:  Fourth, each
                    Employer's Matching Employer Contribution for the contribution period, if any, shall be allocated to the Matching Employer Contribution Accounts of all eligible Participants who made Salary Deferral Contributions for the contribution period and were employed by such Employer in accordance with uniform and nondiscriminatory procedures established by the Committee and in a manner proportionate to all or a portion of the Salary Deferral Contributions made for such contribution period as determined by the Board of Directors of the Company.

     (c) FORFEITURES: As of the end of each Year, Forfeitures which have become available for distribution under Section 4.3 DISPOSITION OF FORFEITURES during such Year shall first be utilized to restore any Forfeitures required to be reinstated pursuant to Section 4.3 and any remaining Forfeitures will be used to reduce the Employer Contributions to the Plan.

     (d) ALLOCATION OF EMPLOYEE CONTRIBUTIONS: As of each Contribution Date, after the allocation of Income, Employee Contributions made to the Plan by each Participant shall be credited to the Participant's Employee Contribution Account.

     (e) ALLOCATION OF SALARY DEFERRAL CONTRIBUTIONS: As of each Contribution Date, after the allocation of Income, Salary Deferral Contributions made to the Plan on behalf of each Participant shall be credited to the Participant's Salary Deferral Contribution Account.

MAXIMUM ADDITIONS: The "Limitation Year" referred to in this Section 5.3 shall be the twelve (12) month period beginning on January 1 and ending on December 31.

     (a) The sum of the Additions to a Participant's Accounts in any Year shall not exceed the lesser of (A) thirty thousand dollars ($30,000), or such other amount as may be established by the Secretary of the Treasury pursuant to section 415 of the Code, or (B) twenty-five percent (25%) of the Participant's compensation as defined under section 415 of the Code during the Year. The compensation limitation referred to in (B) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Addition under section 415(l)(1) or section 419A(d)(2) of the Code.

     (b) In the event that such Additions to a Participant's Accounts in any Year are in excess of the maximum limits, and if sufficient correction has not been made under any other plan in which the Participant participates, then to the extent necessary to bring the Additions within the required limits, first, the Participant's own Employee Contributions will be returned to the Participant and, second, the Salary Deferral Contributions will be returned to the Participant. If the Additions to such Participant's Accounts shall continue in excess of the maximum limits, the Employer Contribution otherwise allocable to the Participant shall be allocated to a suspense account which shall not share in the allocation of Income under Section 5.2(a). Amounts in such a suspense account will be used to reduce the next Employer Contribution as provided by Internal Revenue Service Regulation 1.415-6(b)(6).

     (c) For purposes of this Section, all defined benefit plans maintained by the Employers, whether or not terminated, shall be considered as one defined benefit plan and all defined contribution plans maintained by the Employers, whether or not terminated, shall be considered as one defined contribution plan if a Participant is a participant in both plans.

     (d) In the event that any Participant under this Plan is also a participant in any defined benefit plan maintained by the Employers, then for any year, the sum of the "Defined Benefit Plan Fraction" for such year and the "Defined Contribution Plan Fraction" for such year shall not exceed 1.0. The "Defined Benefit Plan Fraction" for any year is a fraction, the numerator of which is the projected annual benefit of the Participant under all defined benefit plans under which the Participant has or may have a right to receive benefits (determined as of the close of the Limitation Year) and the denominator of which is the lesser of the maximum dollar limit allowable for such Limitation Year times 1.25, or the percentage of compensation limit (one hundred percent (100%) of the average compensation paid during the Employee's highest three consecutive years of Participation) times 1.4. Notwithstanding the foregoing, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986.
          The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years before January 1, 1987. The "Defined Contribution Plan Fraction" for any year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account as of the close of that Limitation Year and the denominator of which is the lesser of the sum of the maximum dollar amount of Annual Additions to such Account which could have been made under section 415(c) of the Code for such year, and for each prior Limitation Year of service with the Employer, times 1.25, or the percentage of compensation limit for such year times 1.4. If it is determined that, as a result of this limitation, there must be a reduction in the Participant's combined benefits, then the Employer shall make any necessary reduction under the defined benefit plan.

     (e) Notwithstanding anything herein to the contrary, no allocation shall be made to any Participant's Account for any Limitation Year in excess of the limitations of section 415 of the Code, which limitations, as amended from time-to-time, are incorporate herein by reference.

NONDISCRIMINATION REQUIREMENTS:

     (a) For purposes of this Section, the terms listed below shall have the meanings indicated:

               (i) ADP: A fraction, the numerator of which is the amount of the Salary Deferral Contributions actually paid on behalf of that Participant to the Participant's Salary Deferral Contribution Account (including Excess Deferrals of Highly Compensated Employees, but excluding (A) Excess Deferrals of nonhighly compensated employees that arise solely from Elective Deferrals made under the Plan or other plans of the Employer and (B) Elective Deferrals that are taken into account in the Contribution Percentage provided the ADP Requirement is satisfied both with and without exclusion of such Elective Deferrals) for the Year and, to that extent so elected by the Employer, the Basic Employer Contribution made to the Participant's Basic Employer Contribution Account for the Year and the denominator of which is the Participant's Compensation for the Year. The ADP for any group of Participants is equivalent to the average of the ADPs of all Participants in that group.

                    If two or more plans which include cash or deferred arrangements are considered one plan for purposes of the nondiscrimination requirements of section 401(a)(4) of the Code or the eligibility requirements of section 410(b) of the Code, the cash or deferred arrangements included in such plans shall be treated as one plan for purposes of determining the ADP. In the event any Highly Compensated Employee participates under two or more cash or deferred arrangements of the Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for purposes of determining the ADP with respect to such Employee. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

               (ii) COMPENSATION:  Any definition of compensation as determined under section 414(s) of the Code selected by the Employer and consistently taken into account with respect to all Employees to determine compliance with the requirements of this Section for the applicable determination period.

              (iii) ELECTIVE DEFERRAL:  With respect to a Participant, the sum of (A) any employer contribution under a qualified cash or deferred arrangement (as defined in section 401(k) of the Code) to the extent not includable in gross income for the taxable year under section 402(e)(3) of the Code (determined without regard to section 402(g) of the Code); (B) any employer contribution to the extent not includable in gross income for the taxable year under section 402(h)(1)(B) of the Code (determined without regard to section 402(g) of the Code); and (C) any employer contribution to purchase an annuity contract under section 403(b) of the Code under a salary reduction agreement (within the meaning of section 3121(a)(5)(D) of the Code). Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

               (iv) EXCESS CONTRIBUTIONS:  With respect to any Year, the excess of: (A) the aggregate amount of Salary Deferral Contributions and, to the extent elected by the Employer, Basic Employer Contributions actually paid over to the Trust on behalf of Highly Compensated Employees who are Participants for such Year, over (B) the maximum amount of such contributions permitted as determined under subsection
                    (b) of this Section (determined by reducing Salary Deferral Contributions made on behalf of Highly Compensated Employees who are Participants in the order of ADP beginning with the highest ADP).

               (v) EXCESS DEFERRAL: The amount of a Participant's Elective Deferrals in excess of seven thousand dollars ($7,000), as adjusted by the Secretary of the Treasury, for a calendar year. Excess Deferrals, together with any income allocable to such deferrals, may be distributed from the Plan pursuant to a uniform and nondiscriminatory procedure established by the Employer. A Participant may assign to the Plan any Excess Deferrals made during the taxable year of the Participant by notifying the Plan Administrator on or before March 1 following the close of the year in which the Excess Deferrals were made of the amount of Excess Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Deferrals that arise by taking into account only those Excess Deferrals made to the Plan and any other plans of the Employer.

               (vi) FAMILY:  With respect to any Employee, such Employee's spouse and
                    lineal ascendants or descendants and the spouses of such lineal ascendants or descendants. A Family member who is excluded for purposes of determining the number of Employees in the Top-Paid Group shall, however, be aggregated with a Highly Compensated Employee who is either a five percent (5%) owner or who is in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Year as described herein in the definition of Highly Compensated Employee.

              (vii) HIGHLY COMPENSATED EMPLOYEE:  Any Employee who:

                    (A) During the Year or the preceding Year was at any time an owner (or one considered to own within the meaning of section 318 of the Code) of more than a five percent (5%) interest in the Employer;

                    (B) During the preceding Year (1) received Compensation from the Employer in excess of seventy-five thousand dollars ($75,000) (as adjusted from time to time); (2) was at any time an Officer, as hereinafter defined; or
                         (3) received Compensation from the Employer in excess of fifty thousand dollars ($50,000) (as adjusted from time to time) and was among the Top-Paid Group of Employees for such Year; or

                    (C) During the Year was among the one hundred (100) most highly compensated Employees and (1) received Compensation from the Employer in excess of seventy-five thousand dollars ($75,000) (as adjusted from time to time); (2) was an Officer, as hereinafter defined; or (3) received Compensation from the Employer in excess of fifty thousand dollars ($50,000) (as adjusted from time to time) and was among the Top-Paid Group of employees during such year.

                    (D) If the Employer elects, "Highly Compensated Employee" may be defined as any Employee who during the Year or the preceding Year (1) was at any time an owner (or one considered to own within the meaning of section 318 of the Code) of more than a five percent (5%) interest in the Employer; (2) was at any time an Officer as hereinafter defined; or (3) received Compensation from the Employer in excess of fifty thousand dollars ($50,000) (as adjusted from time to time).

               In the determination of a Highly Compensated Employee, the following rules shall apply:

                    (A) An Employee who is a member of the Family of either a five percent (5%) owner, as described above, or of a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Year and such Highly Compensated Employee who is either a five percent (5%) owner or who is in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the Year shall be considered as a single Highly Compensated Employee hereunder.

                    (B) A former Employee shall be treated as a Highly Compensated Employee if such former Employee was Highly Compensated when (A) such Employee separated from service, or (B) at any time after the Employee attained age fifty-five (55).

             (viii) LOWER PAID EMPLOYEES:  Employees who are eligible to participate in the Plan who are not Highly Compensated Employees.

             (ix) OFFICER: An individual who at any time during the Year, or during the preceding Year, was at any time an individual having the authority of an officer of the Employer and received Compensation for the Year greater than fifty percent (50%) of the dollar limit under section 415(b)(1)(A) of the Code for the calendar year in which such Year ends (however, no more than the fifty (50) Employees (or, if lesser, the greater of three (3) Employees or ten percent (10%) of all Employees)) who earned the highest annual Compensation during the Year, or the preceding Year, shall be treated as Officers; provided that the highest paid officer of the Company for any such Year shall be treated as described in this subparagraph if for any Year no officer of the Employer otherwise meets the requirements of an Officer described herein.

             TOP-PAID GROUP: For any Year an Employee is in the Top-Paid Group
                    if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when determined on the basis of Compensation paid for such Year. For purposes of determining the number of Employees in the Top-Paid Group, the following Employees shall be excluded:

                    (A) Employees who have not completed six (6) months of service;

                    (B) Employees who normally work less than seventeen and one-half (17-1/2) hours per week;

                    (C)  Employees who normally work during not more than six
                         (6) months during any Year;

                    (D) Except to the extent provided in regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer; and

                    (E) Employees who are nonresident aliens and who receive no earned income (within the meaning of section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code).

     (b) NONDISCRIMINATION TEST FOR SALARY DEFERRAL CONTRIBUTIONS: In no event may the ADP of the Highly Compensated Employees who are eligible to participate in the Plan exceed in any Year (i) 2 times the ADP of the Lower Paid Employees who are Participants if the Lower Paid Employees' ADP is less than or equal to two percent (2%); (ii) the ADP of the Lower Paid Employees plus two percent (2%) (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensation Employee) if the Lower Paid Employees' ADP is greater than two percent (2%) but less than eight percent (8%); or (iii) 1.25 times the ADP of the Lower Paid Employees if the Lower Paid Employees' ADP is eight percent (8%) or more ("ADP Requirement").

          In the event Excess Contributions exist after the determination of the ADP Requirement, the amount, if any, of such Excess Contributions for such Year shall generally be distributed together with any income allocable to such contributions within two and one-half (2-1/2) months after the end of the Year, to Participants on whose behalf such Excess Contributions were made for such Year, but in no event shall such Excess Contributions and income be distributed later than the end of the Year following the Year in which such Excess Contributions were made. Excess Contributions of Participants who are members of a Family and are treated as a single Highly Compensated Employee shall be allocated among such Participants in the same proportion as the portion of the numerator of the ADP attributable to each Family member bears to the entire numerator of the ADP determined by treating such Family members as a single Highly Compensated Employee.

          Distribution of Excess Contributions, if any, for any Year shall be made to Highly Compensated Employees who are Participants by leveling the highest ADP in accordance with Treas. Reg. Section 1.401(k)- l(f)(2) and subsection (c) until the nondiscrimination test set forth in the first sentence of this subsection is met. Notwithstanding the foregoing, the Employer may amend or revoke its salary deferral agreements with Highly Compensated Employees who are Participants pursuant to Section 4.4 PARTICIPANT SALARY DEFERRAL to the extent necessary to ensure compliance with the ADP Requirement including, but not by way of limitation, to recharacterize as Employee Contributions to be added to the Employee Contribution Account of any such Participant, the amount of any Excess Contributions necessary to ensure such compliance.

     (c) LEVELING METHOD. The amount of Excess Contributions or Excess Aggregate Contributions for a Highly Compensated Employee for a Year is to be determined by the following leveling method, under which the ADP or Contribution Percentage, respectively, of the Highly Compensated Employee with the highest ADP or Contribution Percentage, respectively, is reduced to the extent required to:

               (i) Enable the arrangement to satisfy the ADP test or Contribution Percentage test, respectively, or

               (ii) Cause such Highly Compensated Employee's ADP or Contribution
                    Percentage, respectively, to equal the ratio of the Highly Compensated Employee with the next highest ADP or Contribution Percentage, respectively.

          This process must be repeated until the Plan satisfies the ADP and Contribution Percentage tests. For each Highly Compensated Employee, the amount of Excess Contributions is equal to the total Salary Deferral Contributions and, to the extent elected by the Employer, the Basic Employer Contributions made on behalf of the Highly Compensated Employee (determined prior to the application of this subsection (c)) minus the amount determined by multiplying the Highly Compensated Employee's ADP (determined after application of this subparagraph) by the Participant's Compensation used in determining such ratio. For each Highly Compensated Employee, the amount of Excess Aggregate Contributions is equal to the total Employee Contributions, Matching Employer Contributions and, to the extent not treated by the Employer as included in the ADP, Basic Employer Contributions on behalf of the Highly Compensated Employee (determined prior to the application of this subsection) minus the amount determined by multiplying the Highly Compensated Employee's Contribution Percentage (determined after application of this subparagraph) by the Participant's Compensation used in determining such ratio.

     (d) INCOME ALLOCABLE TO EXCESS DEFERRALS, EXCESS CONTRIBUTIONS AND EXCESS AGGREGATE CONTRIBUTIONS.

               (i) INCOME ALLOCABLE TO EXCESS DEFERRALS. The income allocable to Excess Deferrals is equal to the allocable gain or loss for the taxable year of the respective Participant. Income allocable to Excess Deferrals shall be computed by either
(i)
                    (A) using a reasonable method which does not discriminate in favor of Highly Compensated Employees, is used consistently for all Participants and for all corrective distributions under the Plan for the taxable year, and is used by the Plan for allocating income among the accounts of Participants; or

                    (B) multiplying the income for the taxable year which is allocable either to Salary Deferral Contributions or Basic Employer Contributions elected by the Employer to be included in the numerator of the ADP, by a fraction -

                         (1) the numerator of which is the Excess Deferrals by the Participant for the taxable year, and

                         (2)  the denominator of which is equal to the sum of

                                   (I) as of the beginning of the taxable year, the Participant's Salary Deferral Contribution Account, plus

                                   (II) for the taxable year, the Participant's
                                        Salary Deferral Contributions.

               (ii) INCOME ALLOCABLE TO EXCESS CONTRIBUTIONS.  The income allocable to Excess Contributions is equal to the allocable gain or loss for the Year. Income allocable to Excess Contributions shall be computed by either

                    (A) using a reasonable method which does not discriminate in favor of Highly Compensated Employees, is used consistently for all Participants and for all corrective distributions under the Plan for the Year, and is used by the Plan for allocating income among the accounts of Participants; or

                    (B) multiplying the income for the Year which is allocable to Salary

                         Deferral Contributions and Basic Employer
                         Contributions to the extent elected by the Employer to be included in the numerator of the ADP, by a fraction -

                         (1) the numerator of which is the Excess Contributions for the Participant for the Year, and

                         (2)  the denominator of which is equal to the sum of

                                   (I)  as of the beginning of the Year, the
                                        Participant's Salary Deferral
                                        Contribution Account and that portion of the Participant's Basic Employer Contribution Account attributable to Basic Employer Contributions elected by the Employer to be included in the numerator of the ADP, plus

                                   (II) for the Year, the Participant's Salary
                                        Deferral Contributions, and Basic
                                        Employer Contributions elected by the
                                        Employer to be included in the numerator of the ADP.

             (iii)  INCOME ALLOCABLE TO EXCESS AGGREGATE CONTRIBUTIONS.
                    The income allocable to Excess Aggregate Contributions is equal to the allocable gain or loss for the Year. Income allocable to Excess Aggregate Contributions shall be computed by either

                    (A) using a reasonable method which does not discriminate in favor of Highly Compensated Employees, is used consistently for all Participants and for all corrective distributions under the Plan for the Year, and is used by the Plan for allocating income among the accounts of Participants; or

                    (B) multiplying the income for the Year which is allocable to Employee Contributions, Matching Employer Contributions and Basic Employer Contributions to the extent not elected by the Employer to be included in the numerator of the ADP, by a fraction -

                         (1)  the numerator of which is the Excess Aggregate

                              Contributions for the Participant for the Year, and

                         (2)  the denominator of which is equal to the sum of

                                   (I)  as of the beginning of the Year, the
                                        Employee Contribution Account, Matching
                                        Employer Contribution Account and that
                                        portion of the Participant's Basic
                                        Employer Contribution Account
                                        attributable to Basic Employer
                                        Contributions not elected by the
                                        Employer to be included in the numerator of the ADP, plus

                                   (II) for the Year, the Participant's Employee
                                        Contributions, Matching Employer
                                        Contributions and Basic Employer
                                        Contributions to the extent not elected
                                        by the Employer to be included in the
                                        numerator of the ADP.

     (e) NONDISCRIMINATION TEST FOR EMPLOYEE CONTRIBUTIONS AND MATCHING EMPLOYER CONTRIBUTIONS: In no event may the Contribution Percentage of the Highly Compensated Employees who are eligible to participate in the Plan exceed (i) 2 times the Contribution Percentage of the Lower Paid Employees if the Lower Paid Employees' Contribution Percentage is less than or equal to two percent (2%); (ii) the Contribution Percentage of the Lower Paid Employees plus two percent (2%) (or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensation Employee) if the Lower Paid Employees' Contribution Percentage is greater than two percent (2%) but less than eight percent (8%); or (iii) 1.25 times the Contribution Percentage of the Lower Paid Employees if the Lower Paid Employees' Contribution Percentage is eight percent (8%) or more.

          The determination of the amount of Excess Aggregate Contributions with respect to the Plan shall be made after (i) first determining the Excess Deferrals and (ii) then determining the Excess Contributions. The amount, if any, of such Excess Aggregate Contributions for such Year shall generally be distributed or if forfeitable, forfeited together with any income allocable to such contributions within two and one-half (2-1/2) months after the end of the Year to Participants on whose behalf Excess Aggregate Contributions were allocated for such Year, but in no event shall such Excess Aggregate Contributions and income be distributed or if forfeitable, forfeited later than the end of the Year following the Year in which such Excess Aggregate Contributions were made. Excess Aggregate Contributions of Participants who are members of a Family and are treated as a single Highly Compensated Employee shall be allocated among such Participants in the same proportion as the portion of the numerator of the Contribution Percentage attributable to each Family member bears to the entire numerator of the Contribution Percentage determined by treating such Family members as a single Highly Compensated Employee.

          Distribution of Excess Aggregate Contributions, if any, for any Year shall be made to Highly Compensated Employees who are Participants by leveling the highest Contribution Percentage in accordance with Treas. Reg. Section 1.401(m)-l(e)(2) until the nondiscrimination test set forth in the first sentence of this subsection (e) is met; provided, however, that forfeitures of Excess Aggregate Contributions, if any, shall not be allocated to Participants whose contributions are reduced under this Section.

          To the extent required by law, if the sum of the ADP and the Contribution Percentage for Highly Compensated Employees exceeds the Aggregate Limit, then the Contribution Percentage of Highly Compensated Employees will be reduced in the manner described in subsection (c) so that the Aggregate Limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. This paragraph does not apply if the sum of the ADP and the Contribution Percentage of the Highly Compensated Employee does not exceed 1.25 times the ADP and the Contribution Percentage of the Lower Paid Employees. For purposes of this paragraph, "Aggregate Limit" shall mean the greater of (i) the sum of (A) 125% of the greater of the ADP or the Contribution Percentage of the Lower Paid Employees and (B) two (2) percentage points plus the lesser of the ADP or the Contribution Percentage of the Lower Paid Employees, but in no event greater than twice the lesser of the ADP or the Contribution Percentage of the Lower Paid Employees; or (ii) the sum of (A) 125% of the lesser of the ADP or the Contribution Percentage of the Lower Paid Employees and (B) two (2) percentage points plus the greater of the ADP or the Contribution Percentage of the Lower Paid Employees, but in no event greater than twice the greater of the ADP or the Contribution Percentage of the Lower Paid Employees.

          For purposes of this Section 5.4(e), the terms listed below shall have the meanings indicated:

               (i) CONTRIBUTION PERCENTAGE: A fraction, the numerator of which is the amount of the contributions actually paid on behalf of that Participant, in the aggregate, to the Participant's Matching Employer Contribution Account (excluding contributions paid to the Participant's Matching Employer Contribution Account that are forfeited either to correct

                    Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions), Employee Contribution Account, and, to the extent not treated by the Employer as included in the ADP, Basic Employer Contribution Account and the denominator of which is the Participant's Compensation for the Year. The Contribution Percentage for any group of Participants is equivalent to the average of the Contribution Percentages of all Participants in that group.

                    If two or more plans of the Employer to which matching contributions or employee voluntary contributions are made are treated as one plan for purposes of the eligibility requirements of section 410(b) of the Code, such plans shall be treated as one plan for purposes of determining the Contribution Percentage. In the event a Highly Compensated Employee participates in two or more plans of the Employer to which such contributions are made, all such contributions shall be aggregated for purposes of determining the Contribution Percentage. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(m) of the Code.

               (ii) EXCESS AGGREGATE CONTRIBUTIONS:  With respect to any Year, the excess of (A) the aggregate amount of Matching Employer Contributions, Employee Contributions and Basic Employer Contributions not treated by the Employer as included in the ADP actually made on behalf of Highly Compensated Employees who are Participants for such Year, over (B) the maximum amount of such contributions permitted as determined under subsection (e) of this Section (determined by reducing Excess Aggregate Contributions made on behalf of Highly Compensated Employees who are Participants in order of Contribution Percentage, beginning with the highest Contribution Percentage, as set forth in subsection (c)).

ROLLOVER CONTRIBUTIONS.

     (a) Anything herein contained to the contrary notwithstanding, the Committee may authorize an Employee to transfer to the Trust, to be held as part of the Employee's Employee Contribution Account, cash received by the Employee in one or more distributions together constituting, under the Code, a lump sum distribution from or under another qualified trust, qualified plan, an employee annuity or custodian account, or an amount paid or distributed out of an individual retirement account, individual retirement annuity or retirement bond consisting of a prior rollover contribution from a qualified trust or annuity plan. The amount so transferred to this Trust is a "Rollover

          Contribution." The Trustee may also authorize the acceptance of a direct payment on behalf of an Employee from a plan or trust for which the Internal Revenue Service has issued a favorable determination letter. The amount so transferred by a direct payment from the plan or trust to this Trust is a "Direct Transfer Contribution." The interest of a Participant with respect to a Rollover Contribution and a Direct Transfer Contribution to the Trust, together with the earnings thereon, shall be fully vested, and assets attributable thereto shall be held, invested, and distributed pursuant to the terms of the Plan governing the Participant's Employee Contribution Account; provided, however, that the interest of a Participant with respect to Rollover Contributions and Direct Transfer Contributions shall be segregated for accounting and reporting purposes. An Employee making a Rollover Contribution or on whose behalf a Direct Transfer Contribution is made, if otherwise not eligible to become a Participant, shall be deemed a Participant to the extent of the Employee's Rollover Contribution and Direct Transfer Contribution only and not for any other purpose until the Employee otherwise is eligible to be and becomes a Participant for all purposes hereunder.

     (b) A Participant may, pursuant to a uniform and nondiscriminatory procedure established by the Committee, withdraw any part of such Participant's Employee Contribution Account attributable to Rollover Contributions or Direct Transfer Contributions, as adjusted by any investment gains or losses, but not including any amounts directly transferred to the Plan from the Distributing Plan pursuant to subsection (b) of this Section.

                                    BENEFITS

RETIREMENT OR DISABILITY: If a Participant's employment with the Employers is terminated at or after the date upon which the Participant attains Normal Retirement Age, or if the Participant's employment is terminated at an earlier age because of Disability, the Participant shall be vested in, and entitled to receive, the entire amount in each of the Participant's Accounts in accordance with Section 6.4 PAYMENT OF BENEFITS.

DEATH: In the event that the termination of employment of a Participant is caused by the Participant's death, the Participant's Beneficiary shall be vested in and paid the entire amount in each of the Participant's Accounts in accordance with Section 6.4 PAYMENT OF BENEFITS.

TERMINATION FOR OTHER REASONS: If a Participant's employment with the Employers is terminated before Normal Retirement Age for any reason other than Disability or death, the Participant shall be entitled to:

       (a) The entire amount, if any, credited to the Participant's Employee Contribution Account, Salary Deferral Contribution Account, Basic Employer Contribution Account and Distributing Plan Account; plus

     The Participant shall be vested in, and entitled to receive, an amount equal to a percentage of the balance of the Participant's Employer Contribution Account, if any, and Matching Employer Contribution Account, if any. Such percentage shall be determined in accordance with the following schedule:

                                        VESTED              FORFEITED
          YEARS OF SERVICE            PERCENTAGE            PERCENTAGE
          ----------------            ----------            ----------

          less than 1                      0                    100
          1 but less than 2               20                     80
          2 but less than 3               40                     60
          3 but less than 4               60                     40
          4 but less than 5               80                     20
          5 or more                      100                      0


     ; provided that a Participant who was a Participant in the Plan prior to March 1, 1996 shall be vested in and entitled to receive, the amount credited to the Participant's Employer Contribution Account, attributable to the Participant's Company Basic Deposit Account as of February 28, 1996, if any, and Company Matching Deposit Account, if any, after having made Salary Deferral Contributions (referred to as Before-Tax Deposits prior to March 1, 1996) and/or Employee Contributions (referred to as After-Tax Deposits prior to March 1, 1996) under this Plan for an aggregate period of thirty-six (36) consecutive months.

     Payment of benefits due under this Section shall be made in accordance with
     Section 6.4 PAYMENT OF BENEFITS.

     (c)  Notwithstanding anything herein to the contrary, if the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have such Participant's vested interest in such Participant's Employer Contribution Account and

          Matching Employer Contribution Account computed under the Plan without regard to such amendment or change.

          The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

               (i)   Sixty (60) days after the amendment is adopted;

               (ii)  Sixty (60) days after the amendment becomes effective; or

               (iii) Sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

PAYMENT OF BENEFITS:

     ACCOUNTS OTHER THAN DISTRIBUTING PLAN ACCOUNTS: The Committee shall direct the Trustee to distribute the amounts due from the Accounts other than the Distributing Plan Account of a Participant, if so directed by the Participant, as soon as practicable after the Participant's termination of employment, as of the Valuation Date coincident with or next following the Participant,s termination of employment in any one of the following methods selected by the Participant:

               (i)   One (1) single lump sum;

               (ii) Periodic payments of substantially equal amounts for the lesser of a specified number of years not in excess of ten
                     (10) or, over a period not exceeding such Participant's normal life expectancy or the joint normal life expectancy of the Participant and the Participant's Beneficiary, and such payments shall be made not less frequently than annually, in which event the unpaid balance at the end of each Year shall receive an Income allocation.

     (b) DISTRIBUTING PLAN ACCOUNTS: The Committee shall direct the Trustee to distribute the amounts due from the Participant's Distributing Plan Account, if so directed by the Participant, as soon as practicable after the Participant's termination of employment, as of the Valuation Date coincident with or next following the Participant's termination of employment as follows:

               (i) (A) The amount to which a Participant is entitled after such Participant's termination of employment shall be payable by the Trustee in the form of a Qualified Joint and Survivor Annuity for the benefit of the Participant and the Participant's Qualified Spouse. If a Participant has no Qualified Spouse, the amount to which such Participant is entitled after the Participant's termination of employment shall be payable by the Trustee in the form of a Life Annuity for the benefit of the Participant.

                    (A) The amount to which a surviving Qualified Spouse is entitled, if the Participant had a vested Account balance at the Participant's death and had not yet commenced receiving benefits under the Plan, shall be payable by the Trustee in the form of a Qualified Preretirement Survivor Annuity for the benefit of the Qualified Spouse.

                    (B) Notwithstanding anything herein to the contrary, however, if a Participant has made an election pursuant to subparagraphs (iii) or (iv) of this subsection (b), whichever is applicable, and the election made by the Participant is still in effect, the Participant's nonforfeitable Account balance may be distributed by the Trustee pursuant to subparagraph (ix) of this subsection (b) or subsections (d) or (f) of this Section.

               For purposes of this subsection (b) and subsection (b) of
                    Section 6.6 DESIGNATION OF BENEFICIARY the following terms shall have the meanings indicated:

                    (A)  "Qualified Spouse":

                         (1) For purposes of the Qualified Joint and Survivor Annuity and the Life Annuity, a Participant's legal spouse as of the Participant's Annuity Starting Date.

                         (2) For purposes of the Qualified Preretirement Survivor Annuity, a Participant's legal spouse throughout the one (1) year period ending at the Participant's death.

                    (B)  "Qualified Joint and Survivor Annuity":

                         An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Qualified Spouse which is fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's Qualified Spouse and which is the actuarial equivalent of the Participant's Account balance.

                    (C)  "Qualified Preretirement Survivor Annuity":

                         An annuity for the life of the surviving Qualified Spouse of a Participant who dies prior to the Participant's Annuity Starting Date, the actuarial equivalent of which is fifty percent (50%) of the Participant's Account balance as of the date of the

                         Participant's death.

                    (D)  "Annuity Starting Date":

                         The first day of the first period for which an amount is paid as an annuity or in any other form.

                    (E)  "Applicable Election Period":

                         (1) with respect to a Qualified Preretirement Survivor Annuity, the period which begins on the earlier of:

                              (A) the first day of the Plan Year in which the Participant attains age thirty-five (35); or

                              (B)  the date the Participant terminates
                                   employment;

                    and ends on the date of the Participant's death; and

                         with respect to a Qualified Joint and Survivor Annuity
                              or a Life Annuity, the ninety (90) day period ending on the Annuity Starting Date.

                    (F)  "Life Annuity":

                         An annuity for the life of the Participant which is the actuarial equivalent of the Participant's Account balance.

                    (G)  "Joint and Survivor Annuity":

                         An annuity for the life of the Participant with a survivor annuity for the life of the Participant's Qualified Spouse or alternate beneficiary which is either fifty percent (50%), sixty-six and two-thirds percent (66-2/3%), or one hundred percent (100%) of the amount of the annuity which is payable during the joint lives of the Participant and the Participant,s Qualified Spouse or alternate beneficiary and which is the actuarial equivalent of the Participant's Account balance. The actual percentage of the survivor benefit will be elected by the Participant.

               (iii)     A Participant who has a Qualified Spouse may elect in
                    writing to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement

                    Survivor Annuity at any time during the Applicable Election Period (provided, however, that a Participant may elect in writing to waive the Qualified Preretirement Survivor Annuity at any time prior to the Applicable Election Period, if such election becomes invalid on the first day of the Year in which the Participant attains age thirty-five (35)). Such election must be consented to by the Participant's Qualified Spouse. The election and the Qualified Spouse's consent thereto must designate specific Beneficiary(ies) including any class of Beneficiaries or any contingent Beneficiaries, and, with respect to a Qualified Joint and Survivor Annuity, the form of benefits that the designated Beneficiary(ies) shall receive, which designations may not be changed without spousal consent unless the Qualified Spouse expressly permits designations by the Participant without any further spousal consent. Such Qualified Spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required consent cannot be obtained because there is no Qualified Spouse, the Qualified Spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election made by the Participant and consented to by the Participant's Qualified Spouse may be revoked by the Participant in writing without the consent of the Qualified Spouse at any time during the Applicable Election Period. Any new election must comply with the requirements of this subparagraph (iii). A former
                    Qualified Spouse's waiver shall not be binding on the Qualified Spouse.

               A Participant without a Qualified Spouse may elect to waive the
                    Life Annuity at any time during the Applicable Election Period. The election made by the Participant may be revoked by the Participant in writing at any time during the Applicable Election Period. Any new election must comply with the requirements of this Section 6.4(b).

               (v) With regard to the election to waive a Qualified Joint and Survivor Annuity, the Plan Administrator shall no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date provide the Participant a written explanation of:

                    (A) The terms and conditions of the Qualified Joint and Survivor Annuity;

                    (B) The Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity;

                    (C) The right of the Participant's Qualified Spouse to consent to any election to waive the Qualified Joint and Survivor Annuity, and

                    (D) The right of the Participant to revoke such election, and the effect of such revocation.

             (vi) With regard to the election to waive a Qualified Preretirement Survivor Annuity, the Plan Administrator shall supply comparable notice and information to that described in subparagraph (v) of this subsection (b) within the period beginning on the first day of the Year in which the Participant attains age thirty-two (32) and ending with the close of the Year preceding the Year in which the Participant attains age thirty-five (35). If the Participant enters the Plan after the first day of the Year in which the Participant attained age thirty-two (32), the Plan Administrator shall provide notice no later than the end of the one (1) year period after the entry of the Participant into the Plan. In the case of a Participant's termination of employment before the Participant attains age thirty-two (32), the Plan Administrator shall provide notice at the time of the Participant's termination of employment or within one (1) year prior to or after the Participant's termination of employment.

             (vii) With regard to the election to waive a Life Annuity, the Plan Administrator shall no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date provide the Participant a written explanation of:

                    (A)  The terms and conditions of the Life Annuity;

                    (B) The Participant's right to make, and the effect of, an election to waive the Life Annuity; and

                    The right of the Participant to revoke such election and the effect of such revocation.

             (viii) The annuities provided under this subsection (b) shall commence within a reasonable time after the Participant's retirement or after attainment of (A) age fifty-five (55) and five (5) Years of Service or (B) Normal Retirement Age, as elected by the Participant, or within a reasonable period of time after the Participant's death if so directed by the Participant's surviving Qualified Spouse. In no event shall an Annuity Starting Date be later than sixty (60) days after the close of the Year during which the later of the Normal Retirement Age of the Participant or the date of the Participant's termination of employment occurs, unless specifically authorized by the Participant.

             (ix) (A) For a Participant who makes a qualified election pursuant to subparagraphs (iii) or (iv) of this subsection (b), whichever is applicable, which qualified election is still in effect, the amount of the Participant's Trust Account balance to which the Participant is entitled after termination of employment shall be paid by the Trustee to such Participant in one of the following optional methods of payment, in the actuarial equivalent of the Participant's Trust Account balance attributable to the Participant's Distributing Plan Account:

                         (1) One (1) single lump sum payable after termination of employment for reasons other than death, Disability or retirement; or

                         (2) Installments commencing after termination of employment for reasons other than death, Disability or retirement, over a period not to exceed the Participant's life expectancy or the combined life expectancy of the Participant and such Participant's designated Beneficiary, or a period certain and continuous not to exceed the Participant's life expectancy or the combined life expectancy of the Participant and such Participant's designated Beneficiary; or

                         (3) An annuity for the Participant's life commencing on the Annuity Starting Date and payable until the Participant's death; or

                         (4) An annuity for the Participant's life with one hundred twenty (120) monthly payments guaranteed; or

                         (5) A Joint and Survivor Annuity for the life of the Participant and the Participant's Qualified Spouse or alternate beneficiary; or

                         A full cash refund annuity for the Participant's life.

     (c) Unless a Participant elects otherwise in writing, payment of benefits under this Plan shall be made or commence within sixty (60) days after the latest to occur of (i) the end of the Year of the Participant's sixty-fifth (65th) birthday, or (i) the end of the Year in which the Participant's employment terminates.

     (d) Distributions to a Participant must commence no later than the first day of April following the calendar year in which such Participant attains age 70-1/2. The distributions required herein may be made over the life of the Participant (or lives of the Participant and the Participant's beneficiary) or over a period not exceeding the life expectancy of the Participant (or the life expectancies of the Participant and the Participant's beneficiary) and shall be determined and made in accordance with section 401(a)(9) of the Code, including for lifetime distributions the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations. Life expectancies will not be recalculated unless the Participant elects otherwise.

     (e) If a Participant has, prior to January 1, 1984, made a designation and election under either the Distributing Plan or the USI Plan to have the Participant's nonforfeitable Account balances paid in an alternative method acceptable under section 401(a) of the Code as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982, by an instrument in writing executed by such Participant and filed with the Trustee, the provisions of subsection (d) shall not apply. Any such written designation and election shall be binding upon the Trustee and the Employer, to the extent permitted by law.

     (f) Subject to the Qualified Preretirement Survivor Annuity requirements with respect to Distributing Plan Accounts set forth above, upon the death of the Participant, the following distribution provisions will become effective:

               (i) If the Participant dies after distribution of the Participant's interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death without regard to any acceleration of distributions because of the minimum distribution incidental benefit requirement of section 1.4(a)(9)-2 of the regulations.

               (ii) If the Participant dies before distribution of the
                    Participant's interest commences, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death except to the extent that:

                    (A) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made in substantially equal installments over the life expectancy of the designated Beneficiary, commencing no later than one (1) year after the Participant's death.

                    (B) If the designated Beneficiary is the surviving spouse of the Participant, distributions shall not be required to commence earlier than the later of December 31 of the calendar year immediately following the calendar year of the Participant's death or December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

     (g)  The amount to which a designated Beneficiary is entitled pursuant to
          Section 6.6 DESIGNATION OF BENEFICIARY after a Participant's death shall be paid by the Trustee at the direction of the Committee in the manner selected by the Participant or the Participant's Beneficiary(ies), as applicable, with payments to commence (if elected) within a reasonable time after the Participant's death.

DISTRIBUTION OF UNALLOCATED EMPLOYEE CONTRIBUTIONS AND SALARY DEFERRAL
     CONTRIBUTIONS: If on the date of termination of a Participant's employment, the Employer shall be holding contributions made or designated by the Participant but not yet allocated to the Participant's Employee Contribution Account or Salary Deferral Contribution Account, the Employer shall pay such amounts either directly to the Participant (or the Participant's Beneficiary, as the case may be) or to the Trustee, to be distributed by the Trustee in accordance with the method of distribution determined under Section 6.4 PAYMENT OF BENEFITS.

DESIGNATION OF BENEFICIARY:

     (a)  ACCOUNTS OTHER THAN DISTRIBUTING PLAN ACCOUNTS:

               (i) If a Participant is married on the date of the Participant's death, the Beneficiary of such Participant shall be the Participant's Eligible Spouse, as herein defined, unless the Participant's Eligible Spouse consents in writing not to be said Beneficiary and such written consent acknowledges the effect of the consent and is witnessed by either a representative of the Plan or a notary public. The provisions of the preceding sentence shall not apply if it is established to the satisfaction of the Plan Administrator either that the Eligible Spouse cannot be located or that other circumstances set forth in Income Tax Regulations which preclude the necessity of the Eligible Spouse's consent are present with respect to the Participant. Such consent shall be valid only with respect to the Eligible Spouse who signs the consent. Any spousal consent necessary under this provision shall not be effective unless the Participant's Beneficiary designation designates a specific Beneficiary(ies) or any contingent Beneficiary(ies), which designations may not be changed without spousal consent unless the spouse expressly permits designations by the Participant without any further spousal consent. The "Eligible Spouse" of a Participant covered by this paragraph is the husband or wife to whom the Participant had been married for at least one (1) year as of the date of the Participant's death.

     (b)  DISTRIBUTING PLAN ACCOUNTS:

               (i) An amount equal to fifty percent (50%) of the nonforfeitable balance of the Distributing Plan Account of such Participant shall be payable on the death of such Participant to such Participant's surviving Qualified Spouse pursuant to Section 6.4(b)(i) or, if there is no surviving Qualified Spouse, or if an election has been made pursuant to Section 6.4(b)(iii) and if a Beneficiary designation pursuant to subparagraph
                    (ii) below is made, to the Participant's designated Beneficiary. The remaining fifty percent (50%) of the Participant's nonforfeitable Account balance shall be payable on the death of the Participant to the Participant's designated Beneficiary.

               (ii) Subject to the provisions of Section 6.4(b)(i) regarding automatic annuities for Qualified Spouses, each Participant shall, and from time to time, have the right to name and to change the beneficiary or beneficiaries to whom payment of the sum owing in the event of such

                    Participant's death shall be made. However, a Participant's Distributing Plan Account balance shall be paid to the Beneficiary the Participant has designated only if the Participant's Qualified Spouse waives pursuant to
                    Section 6.4(b)(iii), any right to a benefit from the Plan, except as provided in any Beneficiary designation executed by the Participant.

     (c) GENERAL RULES REGARDING BENEFICIARY DESIGNATIONS. If a Participant shall fail to designate a Beneficiary, if such designation shall for any reason be illegal or ineffective, or if no surviving Qualified Spouse, Eligible Spouse or Beneficiary shall survive the Participant, the Participant's death benefits shall be paid:

               (i)  to the Participant's surviving spouse; or

               (ii) if there is no surviving spouse, to the estate of the
                    Participant.

          Except as otherwise provided above in this Section, each Participant shall have the right to designate, by giving a written designation to the Plan Administrator, a person or persons or entity to receive any death benefit which may become payable upon the death of such Participant. A Participant may, with consent of the Participant's Qualified Spouse or Eligible Spouse, change such Beneficiary designation from time to time upon written notice to the Committee, and the last designation received by the Committee prior to the death of the Participant shall be effective and shall revoke all prior designations.

          The Plan Administrator may determine the identity of the distributees and in so doing may act and rely upon any information it may deem reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any evidence believed by it sufficient.

OPTIONAL DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTIONS: Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section, the following definitions shall apply:

          ELIGIBLE ROLLOVER DISTRIBUTION: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; (ii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code;
               and (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) ELIGIBLE RETIREMENT PLAN: An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (c) DISTRIBUTEE: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

          (d) DIRECT ROLLOVER: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

LOANS TO PARTICIPANTS: The Trustee may, at the Committee's direction, administer a Participant loan program, whereby upon the application of any Participant who is an active employee or a party-in-interest as defined in ERISA Section 3(14) who is not an Owner-Employee, a family member of an Owner-Employee, or a Shareholder-Employee of the Employer or a family member of a Shareholder-Employee (an "Eligible Individual"), the Trustee, in accordance with a uniform, nondiscriminatory policy, may make a loan or loans to such Eligible Individual. The total amount of a loan to any Eligible Individual shall not exceed the lesser of (i) fifty thousand dollars ($50,000), or (ii) one-half (1/2) of the nonforfeitable value of the Participant's Accounts excluding the Participant's Distributing Plan Account under the Plan as of the date on which the loan is approved. The Committee may not grant a loan in an amount in excess of fifty thousand dollars ($50,000), reduced by the excess, if any, of (i) the highest outstanding balance of loans from the Plan during the one (1) year period ending on the day before the date on which such loan is made over (ii) the outstanding balance of loans from the Plan on the date on which such loan is made. All loans shall be subject to the approval of the Committee which shall follow a uniform, nondiscriminatory policy.

     In addition to such rules and regulations as the Committee may adopt, all loans shall comply with the following terms and conditions:

     An application for a loan by an Eligible Individual shall be made in writing to the Committee whose action thereon shall be final. The Committee shall specify the form of the application and any supporting data required.

     (b) The period of repayment for any loan shall be five (5) years from the date the loan is made. Any loan used to acquire a dwelling unit which within a reasonable time will be used as the principal residence of the Participant does not have to be repaid within five (5) years, but shall be paid in a time agreed by the Committee and the Eligible Individual. Loans shall be repayable in substantially equal installments. In no event shall the substantially equal installments be made less frequently than quarterly. To the extent permitted by law, repayment shall be through payroll deductions for all periods while the Eligible Individual is on an Employer's payroll.

     (c) Each loan shall bear interest at a rate which is reasonable within the meaning of section 4975(d)(1) of the Code, provided that such rate does not violate any applicable usury laws.

     (d) Each loan shall be supported by collateral which is the Eligible Individual's entire interest in the Trust or if so determined by the Committee, the Eligible Individual's interest in the Eligible Individual's Employer Contribution Account, Matching Employer Contribution Account and Employee Contribution Account. A loan shall also be supported by the Eligible Individual's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. The promissory note shall require that the unpaid principal and interest will (at the Committee's option) become due and payable if a loan payment is not made within thirty (30) days after the due date of any installment.

     (e) At the time the balance of an Eligible Individual's Accounts is in excess of $3,500 and is used as security for a loan, if the requirements of section 401(a)(11) of the Code apply to any part of such balance which is loaned to the Eligible Individual, the Eligible Individual's spouse must consent in writing to the loan and the possible reduction in the Accounts of the Participant to satisfy the loan. Such consent must be made within the ninety (90) day period which ends on the date on which the loan is to be so secured. The spouse's written consent must be witnessed by a representative of the Plan or a notary public. The provisions of the preceding sentences shall not apply if it is established to the satisfaction of the Committee either that the spouse cannot be located or that other circumstances set forth in regulations issued by the Secretary of the Treasury which preclude the necessity of the spouse's consent are present with respect to the Eligible Individual. Further spousal consent is not required regardless of whether the Eligible Individual subsequently has a change in spouse or change in marital status. Any renegotiation, extension, renewal, or other revision of a loan shall be treated as a new loan requiring the obtaining of a new consent of the spouse in accordance with this subsection (e).

CASH-OUT PROCEDURE. If at the time of a Participant's termination of employment the Participant's nonforfeitable Account balance shall be in an amount not in excess of $3,500.00 or such other amount to be prescribed in regulations by the Secretary of the Treasury or the Secretary's delegate, the Trustee shall pay such amount to the Participant as soon as practicable after the Participant's termination of employment, as of the Valuation Date coincident with or next following the Participant's termination of employment. For purposes of this Section, if the value of the Participant's nonforfeitable Account balance is zero, the Participant shall be deemed to have received a distribution of such nonforfeitable Account balance. If such amount is in excess of $3,500.00 and the Account balance is immediately distributable, the Participant, and the Participant's Qualified Spouse if the Participant is entitled to a distribution from a Distributing Plan Account and payment is to be made in a form other than a Qualified Joint and Survivor Annuity, must consent to any distribution of such Account balance. The consent of the Participant, and the Participant's Qualified Spouse if the Participant is entitled to a distribution from a Distributing Plan Account and payment is to be made in a form other than a Qualified Joint and Survivor Annuity, shall be obtained in writing within the ninety (90) day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant, and the Participant's Qualified Spouse if the Participant is entitled to a distribution from a Distributing Plan Account and payment is to be made in a form other than a Qualified Joint and Survivor Annuity, of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code, and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date. The consent of the Participant, and the Participant's Qualified Spouse if the Participant is entitled to a distribution from a Distributing Plan Account and payment is to be made in a form other than a Qualified Joint and Survivor Annuity, shall not be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of the Plan the Participant's Account balance may be distributed to the Participant, provided the Employer does not maintain or establish a successor plan (as defined under regulations under section 401(k) of the Code), or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) within the same controlled group if the Participant does not consent to an immediate distribution. An Account balance is immediately distributable to the Participant before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62) (or any such other times as may be prescribed by law or by regulations promulgated by the Secretary of the Treasury). Such payment shall satisfy all obligations of the Trust to such Participant.

     Upon a distribution or deemed distribution made to a Participant pursuant to this Section, the nonvested portion of such Participant's Employer Contribution Account, if any, and Matching Employer Contribution Account, if any, will be forfeited and shall be allocated along with Forfeitures at the time and in the manner specified in Section 4.3 DISPOSITION OF FORFEITURES.

                                   TRUST FUND

APPOINTMENT OF TRUSTEE: A trustee shall be appointed by the Company to administer the Trust Fund. The Trustee shall serve at the pleasure of the Company, and shall have the rights, powers and duties set forth in the Trust Agreement. All assets of the Trust Fund shall be held, invested and reinvested by the Trustee.

ASSETS OF THE TRUST: All contributions under this Plan shall be paid to the Trustee and, except as provided in Section 7.4 REVERSION OF EMPLOYER CONTRIBUTIONS, all assets of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Participants, Former Participants, and Beneficiaries, and shall be used to pay benefits to such persons, or to pay expenses of administration of the Plan and trust to the extent not paid by the Company. All contributions made by an Employer are expressly conditioned upon the continued qualification of the Plan under section 401 of the Code, and upon the deductibility of the contributions under section 404 of the Code.

EARMARKED INVESTMENTS: At such times as the Employer shall designate, and if so permitted by the Employer, in the Employer's sole discretion exercised in a uniform, nondiscriminatory manner, every Participant under the Plan may request, in writing and on the form provided by the Employer that the total amount standing to the Participant's credit in the Participant's Account or any uniform lesser amount as determined by the Employer, be invested in any form of investment permitted by the Employer and selected by the Participant; provided, however, that if any Participant is permitted to earmark such Participant's Account or any portion thereof in any particular form or type of investment, all Participants shall have the same right of direction.

REVERSION OF EMPLOYER CONTRIBUTIONS: At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries. Notwithstanding the above, in the case of a contribution which is made by the Employer by a mistake of fact, such contribution may be returned to the Employer within one (1) year after the payment of the contribution to the Trust Fund. If a contribution is conditioned on initial qualification of the Plan under section 501 of the Code, and if the Plan does not qualify, then such contribution may be returned to the Employer within one (1) year after the date of denial of initial qualification of the Plan (provided the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe). If a contribution is conditioned upon the deductibility of the contribution under section 404 of the

     Code, then, to the extent the deduction is disallowed, such a contribution may be returned to the Employer within one (1) year after the disallowance of the deduction.

                                 ADMINISTRATION

ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST
     ADMINISTRATION: The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust. The Employers shall have the sole responsibility for making the contributions provided for under Section 4.1 EMPLOYER CONTRIBUTIONS. The Company shall have the sole authority to appoint and remove the Trustee, members of the Committee and any investment manager which may be provided for under the Trust, and to amend or terminate, in whole or in part, this Plan or the Trust. The Committee shall have sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust. The Trustee shall have such responsibility for the administration of the Trust as specifically provided in the Trust. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

APPOINTMENT OF COMMITTEE:  The Plan shall be administered by a Profit Sharing
     Committee consisting of at least three (3) persons who shall be appointed by and serve at the pleasure of the Board of Directors of the Company. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employers, and any expenses not paid by the Employers shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.

CLAIMS PROCEDURE: The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of the claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim.

RECORDS AND REPORTS: The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants' Service, Account balances and the percentage of such Account balances which are nonforfeitable under the Plan; notifications to Participants; annual registration with the Internal Revenue Service; and annual reports to the Department of Labor.

OTHER COMMITTEE POWERS AND DUTIES: The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

     (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

     (b) to prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

     (c) to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

     (d) to receive from the Employers and from Participants such information as shall be necessary for the proper administration of the Plan;

     (e) to furnish the Employers, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

     (f) to receive, review and keep on file (as it deems convenient or proper) reports of benefit payments by the Trustee and reports of disbursements for expenses directed by the Committee;

     (g) to appoint, or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal counsel.

     The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

RULES AND DECISIONS: The Committee may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employers, the legal counsel of the Company or the Trustee.

COMMITTEE PROCEDURES: The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employers or the Trustee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after such Committee member has knowledge of any action or failure to act by the majority, registers a dissent in writing delivered to the other Committee members, the Company and the Trustee shall not be responsible for any such action or failure to act.

AUTHORIZATION OF BENEFIT PAYMENTS:  The Committee shall issue directions to the
     Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of this Plan, and warrants that all such directions are in accordance with this Plan.

APPLICATION AND FORMS FOR BENEFITS: The Committee may require a Participant to complete and file with the Committee an application for a benefit and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

FACILITY OF PAYMENT: Whenever, in the Committee's opinion, a person is entitled to receive any payment of a benefit or installment thereof, hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage the person's financial affairs, the Committee may direct the Trustee to make payments to such person or to the person's legal representative or to a relative or friend of such person for the person's benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such a manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

INDEMNIFICATION OF THE COMMITTEE: The Committee and the individual members thereof shall be indemnified by the Employers and not from the Trust Fund against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

                                  MISCELLANEOUS

NONGUARANTEE OF EMPLOYMENT: Nothing contained in this Plan shall be construed as a contract of employment between an Employer and any Employee, or as a right of any Employee to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its Employees, with or without cause.

RIGHTS TO TRUST ASSETS: No Employee or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor in any manner.

NONALIENATION OF BENEFITS: Except to the extent provided in Section 6.6, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. The preceding sentence shall not apply with respect to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a qualified domestic relations order as defined in section 414(p) of the Code.

NONFORFEITABILITY OF BENEFITS: Subject only to the specific provisions of this Plan, nothing shall be deemed to divest a Participant of the right to the nonforfeitable benefit to which the Participant becomes entitled in accordance with the provisions of this Plan.

DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS: In the event of a permanent discontinuance of contributions to the Plan by an Employer, the Accounts of all Participants employed by such Employer shall, as of the date of such discontinuance, become one hundred percent (100%) vested and nonforfeitable.


                       AMENDMENTS AND ACTION BY EMPLOYERS

AMENDMENTS: The Company reserves the right to make from time to time any amendment or amendments to this Plan.

     Notwithstanding anything herein to the contrary, the Plan may not be amended to the extent the amendment will have the effect of decreasing the accrued benefit of a Participant in violation of section 411(d)(6) of the Code.

ACTION BY EMPLOYERS: Any action by an Employer under this Plan may be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

             SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS

SUCCESSOR EMPLOYER: In the event of the dissolution, merger, consolidation or reorganization of any Employer, provision may be made by which the Plan as applied to such Employer will be continued by the successor; and, in that event, the successor shall be substituted for such Employer under the Plan. The substitution of the successor for such Employer shall constitute an assumption of the Employer's Plan liabilities by the successor and, if such Employer is the Company, the successor shall have all of the powers, duties and responsibilities of the Company under the Plan.

CONDITIONS APPLICABLE TO MERGERS OR CONSOLIDATIONS OF PLANS: In the event of any merger or consolidation of the Plan as applied to any Employer or to all Employers with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be merged or consolidated with or transferred to the other trust fund only if:

     (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

     (b) resolutions of the Boards of Directors of the Employers under this Plan, and of any new or successor Employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor Employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan, and

     (c) such other plan and trust are qualified under sections 401(a) and 501(a) of the Code.


                                PLAN TERMINATION

RIGHT TO TERMINATE: An Employer may at any time terminate the Plan with respect to the Employees employed by said Employer. If the Plan is terminated by fewer than all Employers, the Plan shall continue in effect for Employees of the remaining Employers. In the event of the dissolution, merger, consolidation or reorganization of an Employer, the Plan shall be terminated with respect to the Employees of such Employer, unless the Plan is continued by a successor to such Employer in accordance with Section
     11.1 SUCCESSOR EMPLOYER.

PARTIAL TERMINATION: Upon termination of the Plan with respect to one or more but not all of the Employers, or upon termination of the Plan by an Employer with respect to a group of Participants, the Trustee shall allocate and segregate for the benefit of such group of Participants, or of the Employees then or theretofore employed by the Employer with respect to which the Plan is being terminated, the proportionate interest of such Participants in the Trust Fund. The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 12.3 LIQUIDATION OF THE TRUST FUND.

LIQUIDATION OF THE TRUST FUND: Upon termination of the Plan, the Accounts of all Participants affected thereby shall become fully vested, and the Committee shall direct the Trustee: (a) to continue to administer the Trust Fund and pay Account balances in accordance with Section 6.4 PAYMENT OF BENEFITS, to Participants affected by the termination upon their termination of employment or to their Beneficiaries upon such a Participant's death, until the Trust Fund has been liquidated, or (b) to distribute the assets remaining in the Trust Fund, after payment of any expenses properly chargeable thereto, to Participants, Former Participants and Beneficiaries in proportion to their respective Account balances.

     In case the Committee directs liquidation of the Trust Fund pursuant to (a) above, the expenses of administering the Plan and Trust, if not paid by the Employer, shall be paid from the Trust Fund.

MANNER OF DISTRIBUTION: To the extent that no discrimination in value results, any distribution after termination of the Plan may be made, in whole or in part, in cash, in securities or other assets in kind as the Committee (in its discretion) may determine. All noncash distributions shall be valued at fair market value at the date of distribution.


                                  PLAN ADOPTION

ADOPTION PROCEDURE: With the written consent of the Company, any company which is a subsidiary or affiliate of an Employer may adopt the Plan for its eligible Employees by appropriate resolution, which shall specify the effective date of such adoption and which may contain such changes and variations in Plan terms as the Company approves.

     Each subsidiary or affiliated company upon becoming an Employer shall appoint and designate one of its officers, by resolution of its Board of Directors, to take such action and to furnish and supply to the Committee and the Trustee such data and information as may be necessary or required to administer the Plan; and the Committee and the Trustee shall be entitled to accept and rely upon all matters and facts furnished them, or either of them, by such officer and to act thereon without incurring any liability for so doing.

EXPENSES: Each participating Employer shall pay such proportionate part of the expenses incurred in the administration of the Plan as hereinabove provided in Section 8.2 APPOINTMENT OF COMMITTEE as the Company shall determine.

WITHDRAWAL:  A participating Employer may withdraw from the Plan by giving sixty
     (60) days' written notice of its intention to the Company, unless a shorter notice shall be agreed to by the Company; provided, however, that such withdrawal shall be subject to the provisions of Article XII PLAN TERMINATION.

TRANSFERRED ASSETS: If an Employer adopting the Plan already maintains a thrift or profit sharing plan covering employees who will be covered by this Plan, it may, with the consent of the Company, provide in its resolution adopting this Plan for the merger, restatement and continuation, without discontinuance or termination, of its plan by this Plan. In such case, the account balances of employees in such previous plan shall be valued as of the date the Employer adopts this Plan and such account balances shall be transferred to the Trust Fund and shall constitute initial Account balances under this Plan for the Participants to whom they pertain.


                              TOP-HEAVY PROVISIONS

GENERAL: Notwithstanding anything herein to the contrary, the following provisions shall apply with respect to any Year in which the Plan is deemed to be Top Heavy.

DEFINITIONS:

     (a) KEY EMPLOYEE: Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

               (i) an officer of the Employer if such individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under section 415(b) of the Code for the calendar year in which any such Year ends,

               (ii) an owner (or considered an owner under section 318 of the Code) of one of the ten (10) largest interests in the Employer if such individual's Compensation exceeds one hundred percent (100%) of such dollar limitation under section 415(c)(1)(A) of the Code,

               (iii) an owner of more than a five percent (5%) interest in the Employer, or

               (iv) an owner of more than a one percent (1%) interest in the Employer who has annual Compensation of more than one hundred fifty thousand dollars ($150,000).

     An officer is defined as an actual officer of the Employer, provided that not more than the greater of three (3) Employees or ten percent (10%) of the Employees (but in no event more than fifty (50) Employees) shall be considered as officers in determining whether a plan is Top Heavy.

     The determination period is the Year containing the Determination Date and the four (4) preceding Years. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code, and the regulations thereunder.

     (b) NON-KEY EMPLOYEE: Any Employee who is not included in the definition of Key Employee.

     (c) TOP-HEAVY PLAN: This Plan is Top Heavy if any of the following conditions exists:

               (i) If the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

               (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

               If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio of the Permissive Aggregation Group exceeds sixty (60%).

     (d)  TOP-HEAVY RATIO:

              (i) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), of all Participants as of the Determination Date(s), both computed in


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

                    accordance with section 416 of the Code, and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code, and the regulations thereunder.

              (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with subparagraph
                    (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s)), and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with subparagraph
                    (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with section 416 of the Code, and the regulations thereunder.
                    The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

              (iii) For purposes of subparagraphs (i) and (ii) above, the value of Account balances and the present value of accrued benefits will be determined as of the most recent Determination Date, except as provided in section 416 of the Code, and the regulations thereunder for the first and second Years of a defined benefit plan. The Account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been employed (as defined by section 416(g) of the Code) by the Company maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code, and the regulations thereunder. When aggregating plans, the value of Account balances and accrued benefits will be


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

                    calculated with reference to the Determination Date that falls within the same calendar year.

     (e) PERMISSIVE AGGREGATION GROUP: The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of section 401(a)(4) and 410 of the Code.

     (f) REQUIRED AGGREGATION GROUP: (i) Each qualified plan of the Employer in which at least one Key Employee participates, and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of sections 401(a)(4) and 410 of the Code.

     (g) DETERMINATION DATE: For any Year subsequent to the first Year, the last day of the preceding Year.

MINIMUM ALLOCATION REQUIREMENTS:

     (a) Except as otherwise provided in subsections (c) and (d) below, the Employer Contributions (excluding Salary Deferral Contributions and Matching Employer Contributions) and forfeitures for the Year allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer Contributions (including Salary Deferral Contributions and Matching Employer Contributions) and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000) of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution.

          This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Year because of (i) the Participant's failure to complete 1,000 hours of service (or any equivalent provided in the Plan), (ii) the Participant's failure to make mandatory contributions to the Plan, or
          (iii) Compensation less than a stated amount.

     For purposes of computing the minimum allocation, Compensation means the amount reported on the Participant's Internal Revenue Service
          Form W-2, Wage and Tax Statement (or in the event such reporting form is at some future time change modified or amended, such successor corresponding form) for the Year. Notwithstanding the foregoing, for Years beginning after December 31, 1988, in determining if an individual is a Key Employee,

          Compensation shall include amounts which are contributed by the Employer pursuant to a salary reduction agreement or salary deferral agreement which are not included in the gross income of the Participant under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

     (c) The provision of subsection (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Year.

     (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Company and the Company has provided that the minimum allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans.

     (e) The minimum allocation required (to the extent required to be nonforfeitable under section 416(b) of the Code) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

SPECIAL 415 LIMITATIONS:  In any Year in which the Plan is deemed to be a Top-
     Heavy Plan, the number 1.25 shall be replaced by the number 1.0 to the extent required under section 416(h) of the Code and regulations issued thereunder; provided, however, that such adjustment will not occur where benefits for Key Employees do not exceed ninety percent (90%) of total benefits and additional benefits are provided for Non-Key Employees in accordance with the provisions of section 416(h)(2)(A) and (B) of the Code.


     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this __ day of _________, 1996.

ATTEST:                                 UNITED STATIONERS INC.


                                        By:
                                         Its:


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